                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K/A

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                                January 16, 1997



                            MEDICAL RESOURCES, INC.
                            -----------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



       Delaware                         0-20440           13-3584552
--------------------------------        -------           ------------------
   (State or Other                      (Commission       (I.R.S. Employer
     Jurisdiction)                      File Number)      Identification No.)


     155 State Street, Hackensack, N.J.                           07601
     ---------------------------------                      ------------------
     (Address of Principal Executive Office)                (Zip Code)

     Registrant's telephone number, including area code         (201) 488-6230
                                                            ------------------







                                AMENDMENT NO. 1

                 The Undersigned registrant hereby amends its
              Current Report on Form 8-K, filed on June 12, 1997
                  to amend Items 5 and 7 as set forth herein.

Item 5.   Other Events
          ------------

     On January 16, 1997, Medical Resources, Inc. (the "Company") acquired the business operations of South Brevard Imaging, a diagnostic imaging center located at 1327 Oak Street, Melbourne, Florida. The acquisition was consummated pursuant to an Asset Purchase Agreement dated as of January 16, 1997 by and among the Company and South Brevard Imaging, A Division of Melbourne Neurologic, P.A. Pursuant to the Agreement, a wholly owned subsidiary of the Company, Melbourne Resources, Inc., acquired substantially all of the business assets of South Brevard Imaging for approximately $1,125,000 in cash.

     On March 10, 1997, the Company acquired the business operations of The Magnet of Palm Beach, a diagnostic imaging center located at 4477 Medical Center Way, West Palm Beach, Florida. The acquisition was consummated pursuant to an Asset Purchase Agreement dated as of March 10, 1997 by and among the Company and The Magnet of Palm Beach Ltd. Pursuant to the Agreement, a wholly owned subsidiary of the Company, West Palm Beach Resources, Inc., acquired substantially all of the business assets of The Magnet of Palm Beach for approximately $2,000,000 in cash and 56,670 shares of the Company's Common Stock valued at approximately $600,000.

     On May 7, 1997, the Company acquired the business operations of Accessible MRI of Montgomery County and Accessible MRI of Baltimore County, two diagnostic imaging centers located at 8830 Cameron Street, Suite 101, Silver Springs, Maryland and 110 West Road, Suite 212, Towson, Maryland, respectively. The acquisition was consummated pursuant to an Asset Purchase Agreement dated as of May 7, 1997 by and among the Company and Accessible MRI. Pursuant to the Agreement, a wholly owned subsidiary of the Company, West Palm Beach Resources, Inc., acquired substantially all of the business assets of Accessible MRI of Montgomery County and Accessible MRI of Baltimore County for approximately $2,830,000 in cash and 119,166 shares of the Company's Common Stock valued at approximately $1,500,000.

     On May 30, 1997, the Company acquired Capstone Management Group, Inc. comprised primarily of ten diagnostic imaging centers located at (i) 199 Wolf Road, Albany, New York, (ii) 1226 East Water Street, Syracuse, New York, (iii) 236 Ernston Rd., Parlin, New Jersey, (iv) 2591 Miamisburg Centerville Rd.,
Suite 102, Centerville, OH, (v) 4630 Street Rd., Trevose, Pennsylvania, (vi) 417 North 8th Street, Suite 501, Philadelphia, Pennsylvania, (vii) 590 Reed Road, Suite 2, Broomall, Pennsylvania, (viii) 330 Middletown Blvd., Suite 402-403, Langhorne, Pennsylvania, (ix) 891 Baltimore Pike, Springfield, Pennsylvania and
(x) 10 East Eutaw St., Baltimore, Maryland. The acquisition was consummated pursuant to an Asset Purchase Agreement dated as of May 1, 1997 by and among the Company and Capstone Management Group, Inc. Pursuant to the Agreement, three wholly owned subsidiaries of the Company, MRI Capstone Resources, Inc., Baltimore MRI Capstone, Inc. and Albany MRI Capstone, Inc., acquired substantially all of the business assets of Capstone Management Group, Inc. for approximately $5,330,000 in cash and 397,204 shares of the Company's Common Stock valued at approximately $5,000,000.


Item 7.   Financial Statements and Exhibits.
          ----------------------------------

     (a) Financial Statements of Businesses Acquired

     The following financial statements and the reports thereon of independent accountants, all appearing after the signature page to this Form 8-K, are included herein.

     SOUTH BREVARD IMAGING, A division of Melbourne Neurologic, P.A.

     Independent Auditors' Report
     Balance Sheet as of December 31, 1996
     Statement of Income for the Year Ended December 31, 1996
     Statement of Changes in Capital for the Year Ended December 31, 1996 Statement of Cash Flows for the Year Ended December 31, 1996
     Notes to Financial Statements
     Schedule I - Operating Expenses for the Year Ended December 31, 1996

     THE MAGNET OF PALM BEACH, LTD.

     Independent Auditors' Report
     Balance Sheet as of December 31, 1996
     Statement of Income for the Year Ended December 31, 1996
     Statement of Changes in Partners' Deficit for the Year Ended December 31,
      1996
     Statement of Cash Flows for the Year Ended December 31, 1996
     Notes to Financial Statements
     Schedule I - Operating Expenses for the Year Ended December 31, 1996

     ACCESSIBLE MRI OF MONTGOMERY COUNTY, INC.

     Independent Auditors' Report
     Balance Sheet as of September 30, 1996
     Statement of Operations for the Year Ended September 30, 1996 Statement of Retained Earnings for the Year Ended September 30, 1996 Statement of Cash Flows for the Year Ended September 30, 1996
     Notes to Financial Statements

     CAPSTONE MANAGEMENT GROUP, INC.

     Report of Independent Certified Public Accountants
     Balance Sheet as of December 31, 1996
     Statement of Loss and Stockholders' Deficit for the Year Ended December 31,
      1996
     Notes to Financial Statements

     (b) Pro Forma Financial Information

        The Pro Forma Consolidated Balance Sheet and Consolidated Statements of Operations ("Financial Statements") combines the individual Financial Statements of the Company and Capstone Management Group, Inc., Accessible MRI, The Magnet of Palm Beach, Ltd and South Brevard Imaging for the year ended December 31, 1996 and the quarter ended March 31, 1997 after giving effect to the pro forma adjustments described in the Notes to Pro Forma Financial Statements.

        The following consolidated pro forma data reflect the acquisitions as if they occurred on January 1, 1996. The following unaudited pro forma information does not purport to be indicative of the results which would actually have been obtained had the acquisitions been completed during the periods presented or which may be obtained in the future.

     ACCESSIBLE MRI OF BALTIMORE COUNTY, INC.

     Independent Auditors' Report
     Balance Sheet as of September 30, 1996
     Statement of Operations for the Year Ended September 30, 1996 Statement of Accumulated Deficit for the Year Ended September 30, 1996 Statement of Cash Flows for the Year Ended September 30, 1996
     Notes to Financial Statements

     CAPSTONE MANAGEMENT GROUP, INC.

     Report of Independent Certified Public Accountants
     Balance Sheet as of December 31, 1996
     Statement of Loss and Stockholders' Deficit for the Year Ended December 31,
      1996
     Statement of Cash Flows for the Year Ended December 31, 1996
     Notes to Financial Statements

                                                      MEDICAL RESOURCES, INC.
                                               PRO FORMA CONSOLIDATED BALANCE SHEETS
                                                            (Unaudited)

                                  As of March 31, 1997               As of December 31, 1996
                                ------------------------      -----------------------------------             Pro Forma
                                      Medical                Capstone Management                      -------------------------
    ASSETS                        Resources, Inc. (A)             Group, Inc.      Accessible MRI       Adjustments     Total
    ------                      ------------------------     -------------------  ----------------    ---------------  --------
Current assets:
  Cash and cash equivalents         $ 19,468,047                 $    508,226       $  308,185         ($201,278)  (B)  $  9,842,863

                                                                                                        (657,368)  (D)
                                                                                                          42,235   (C)
                                                                                                      (8,155,734)  (F)
                                                                                                         137,500   (J)
                                                                                                      (1,606,950)  (K)
  Short-term investments              10,683,535                            -                -                 -          10,683,535

  Accounts receivable, net            52,433,279                    1,201,839          854,806         1,676,277   (D)    56,166,201

  Other receivables                    1,620,958                     (223,338)          68,558           154,780   (D)     1,620,958

  Deferred tax asset                   2,868,000                            -                -                 -           2,868,000

  Prepaid expenses                     4,824,740                       29,301           14,348           (43,649)  (D)     4,824,740

                                    ------------                 ------------       ----------        ----------        -----------
          Total current
           assets                     91,898,559                    1,516,028        1,245,897        (8,654,187)         86,006,297


Medical diagnostic and
 office equipment, net                47,728,267                    3,718,269        2,341,469         1,248,109   (D)    55,036,114

Goodwill                              90,765,203                      264,253                -         3,392,739   (D)   109,930,107

                                                                                                         433,986   (E)
                                                                                                      14,655,734   (F)
                                                                                                       1,606,950   (K)
                                                                                                         678,000   (L)
                                                                                                      (1,866,758)  (H)
Other assets                           4,208,886                       88,061          103,124          (187,185)  (D)     4,212,886

Deferred tax asset, net                2,311,112                            -                -                 -           2,311,112

Restricted cash                        1,057,693                            -                -                 -           1,057,693

Value of venture contracts               142,655                            -                -                 -             142,655

                                    ------------                 ------------      -----------      ------------        -----------
          Total assets              $238,112,375                 $  5,586,611      $ 3,690,490      $ 11,307,388        $258,696,864

                                    ============                 ============      ===========      ============        ============

LIABILITIES AND
---------------
 STOCKHOLDERS' EQUITY
 --------------------

Current liabilities:
  Current installments on
   notes and mortgage
   payable                          $  7,919,983                 $  1,312,627      $   180,207       $ 1,035,704   (D)  $ 10,448,521

  Current installments on
   capital lease
   obligations                         7,469,959                            -          402,422                 -           7,872,381

  Accounts payable and
   accrued expenses                   15,120,170                      314,857          281,783         1,538,409   (D)    17,255,219

  Other current liabilities              234,692                       44,817           46,204           (91,021)  (D)       234,692

  Income taxes payable                 1,723,176                            -                -                 -           1,723,176

                                    ------------                 ------------      -----------      ------------         ----------
    Total current liabilities         32,467,980                    1,672,301          910,616         2,483,092          37,533,989


Senior notes payable                  52,000,000                            -                                             52,000,000

Notes and mortgage payable
 less current installments            10,970,014                    4,854,701          302,268         2,855,757   (D)    18,982,740

Obligations under capital
 leases less current
 installments                          6,750,673                            -        1,933,836           282,221   (D)     8,966,730

Convertible debentures                 1,370,000                            -                -                 -           1,370,000

Other long-term liabilities            2,539,936                            -           37,365           (37,367)  (D)     2,539,934

Minority interest                     12,723,132                            -                -                 -          12,723,132

                                    ------------                 ------------      -----------      ------------        ------------

          Total liabilities          118,821,735                    6,527,002        3,184,085         5,583,703         134,116,525

                                    ------------                 ------------      -----------      ------------        ------------

Stockholders' equity:
  Common stock, $.01 par
   value, 50,000,000 shares
    authorized, x,xxx,xxx
     pro forma number of
    shares issued and
     outstanding at March
     31, 1997                            200,010                          100               33              (133)  (E)       205,174

                                                                                                           5,164   (F)
Common Stock to be issued;
 125,000 shares at                       358,594                            -                -                 -             358,594

  March 31, 1997
Additional paid-in capital           112,158,370                            -          117,432          (117,432)  (E)   119,331,206

                                                                                                         678,000   (L)
                                                                                                       6,494,836   (F)
Unrealized appreciation of
 investments                              16,311                            -                -                 -              16,311

Retained earnings                      6,557,355                      (940,491)        388,940          (201,278)  (B)     4,669,054

                                                                                                          42,235   (C)
                                                                                                         551,551   (E)
                                                                                                         137,500   (J)
                                                                                                      (1,866,758)  (H)
                                    ------------                 ------------      -----------      ------------        ------------

          Total
           stockholders'
           equity                    119,290,640                     (940,391)         506,405         5,723,685         124,580,339

                                    ------------                 ------------      -----------      ------------        ------------


          Total
           liabilities and
           stockholders'
           equity                   $238,112,375                 $  5,586,611       $3,690,490       $11,307,388        $258,696,864

                                    ============                 ============       ==========       ===========        ============

See Notes to Pro Forma Financial Statements.


                                                      MEDICAL RESOURCES, INC.
                                         PRO FORMA CONSOLIDATED STATEMENTS  OF OPERATIONS
                                             For the Quarter Ended  March 31, 1997 (I)
                                                            (Unaudited)

                                   Medical    Capstone                                                            Pro Forma
                                  Resources, Management   Accessible   The Magnet of    South Brevard  --------------------------
                                     Inc.    Group, Inc.     MRI      Palm Beach, Ltd.    Imaging      Adjustments          Total
                                -----------  -----------  ----------  ----------------  -------------  -----------          -----
Net service revenue             $40,592,640  $  796,927   $ 887,611    $1,024,657         $528,434      $        -       $43,830,269


Operating expenses of
 services                        24,696,363     364,950     151,293       938,729          381,667         (27,500)  (J)  26,505,502

Provisions for uncollectible
 accounts receivable              2,288,998           -           -             -                -               -         2,288,998

Corporate general and
 administrative                   3,363,476     524,153     561,612             -                -               -         4,449,242

Depreciation and
 amortization                     2,921,454      80,025      79,886             -                -           62,405   (G)  3,517,121

                                                                                                            310,946   (H)
                                -----------  ----------   ---------    ----------         --------      -----------      -----------

   Operating income (loss)        7,322,349    (172,200)     94,820        85,928          146,768         (345,852)       7,131,812

Interest (income)/expense           929,313      51,592      52,585        70,665           14,812                -        1,118,967

                                -----------  ----------   ---------    ----------         --------      -----------      -----------

Income/ (loss) before
 minority interest and
  income taxes                    6,393,036    (223,792)     42,235        15,262          131,955         (345,852)       6,012,845

Minority interest in
 losses of joint ventures
  and limited partnerships          235,016      22,514           -             -                -                -         257,530
                                -----------  ----------   ---------    ----------         --------      -----------      -----------

Income before income taxes        6,158,020    (201,278)     42,235        15,262          131,955         (345,852)      5,800,343
Provision for income taxes        2,556,195           -           -             -           52,866                -       2,609,061
                                -----------  ----------   ---------    ----------         --------      -----------      -----------


Net Income                      $ 3,601,825  $ (201,278)  $  42,235    $   15,262         $ 79,089       $ (345,852)     $ 3,191,282
                                ===========  ==========   =========    ==========         ========      ===========      ===========

Per Share Data
Primary:
Primary net income per share                                                                                             $       .16
                                                                                                                         ===========
Fully diluted
Fully diluted net income per
 share                                                                                                                   $       .15
                                                                                                                         ===========

See Notes to Pro Forma Financial Statements.

                                                     MEDICAL RESOURCES, INC.
                                         PRO FORMA CONSOLIDATED STATEMENTS  OF OPERATIONS
                                               For the Year Ended December 31, 1996
                                                            (Unaudited)

                                   Medical    Capstone                                                            Pro Forma
                                  Resources, Management   Accessible   The Magnet of    South Brevard  --------------------------
                                     Inc.    Group, Inc.     MRI      Palm Beach, Ltd.    Imaging      Adjustments          Total
                                -----------  -----------  ----------  ----------------  -------------  -----------          -----
Net service revenue             $93,785,117  $3,187,709   $3,550,445  $4,098,626        $2,113,737     $         -      $106,735,634


Operating expenses of
 services                        59,064,156   1,459,798      605,173   3,754,916         1,526,667        (110,000)  (J)  66,300,710

Provisions for uncollectible
 accounts receivable              4,783,306           -            -           -                 -               -         4,783,306

Corporate general and
 administrative                   7,779,385    2,096,613    2,246,449          -                 -               -        12,122,447

Depreciation and
 amortization                     7,465,475      320,099      319,542          -                 -               -         9,598,523

                                                                                                           249,622   (G)
                                                                                                         1,243,785   (H)
                                -----------  -----------  ----------- ----------        ----------     -----------      -----------

   Operating income (loss)       14,692,795     (688,801)     379,281    343,710           587,070      (1,383,407)      13,930,648
Interest (income)/expense         2,968,206      206,366      210,341    282,661            59,249               -        3,726,823
                                -----------  -----------  ----------- ----------        ----------     -----------      -----------

Income/ (loss) before
 minority interest and
 income taxes                    11,724,589     (895,167)     168,940     61,049           527,821      (1,383,407)      10,203,825
Minority interest in
 losses of joint ventures
 and limited partnerships           308,381       90,057            -          -                 -               -         398,438
                                -----------  -----------  ----------- ----------        ----------     -----------      -----------

Income before income taxes       11,416,208     (805,110)     168,940     61,049           527,821      (1,383,407)       9,985,501
Provision for income taxes        4,162,000            -            -          -           211,464               -        4,373,464
                                -----------  -----------   ---------- ----------        ----------     -----------      -----------


Net Income                      $ 7,254,208  $  (805,110)  $  168,940  $  61,049        $  316,357     $(1,383,407)     $ 5,612,037
                                ===========  ===========   ========== ==========        ==========     ===========      ===========

Per Share Data
Primary:
Primary net income per share                                                                                             $       .46
                                                                                                                         ===========
Fully diluted
Fully diluted net income per
 share                                                                                                                   $       .42
                                                                                                                         ===========

See Notes to Pro Forma Financial Statements.

Notes to Pro Forma Consolidated Financial Statements

(A) The financial results of The Magnet of Palm Beach, LTD. and South Brevard Imaging are included in the balance sheet of Medical Resources, Inc. at March 31, 1997.

(B) Adjustment reflects the financial results of Capstone for the period of January 1, 1997 through March 31, 1997

(C) Adjustment reflects the financial results of Accessible for the period of January 1, 1997 through March 31, 1997.

(D) Adjustment reflects the carrying value of the assets and liabilities of Capstone and Accessible adjusted to the agreed upon purchase price of such assets acquired and liabilities assumed which were a part of the acquisitions.

(E) Adjustment reflects the elimination of the common stock, retained earnings and additional paid-in capital of both Capstone and Accessible.

(F) Adjustment reflects the consideration given by the Company to acquire the net business assets of both Capstone and Accessible.

(G) Adjustment reflects the additional depreciation due to the acquisition of Capstone and Accessible. The increase to fixed assets created from the acquisition of Capstone and Accessible was 1,073,731 and 174,378, respectively and are being depreciated on a straight-line basis over 5 years.

(H) Adjustment reflects the additional amortization of goodwill due to the acquisition of Capstone, Accessible, West Palm and South Brevard. The goodwill created from the acquisition of Capstone, Accessible, West Palm and South Brevard were 17,122,255, 4,068,392, 2,438,216 and 1,246,832, respectively, and are being amortized on a straight-line basis over 20 years.

(I) Financial results for the quarter ended March 31, 1997 for Capstone, Accessible, West Palm and South Brevard are estimates based on the actual activity of each entity over the latest twelve month period.

(J) Adjustment reflects the reduction in operating expenses of Accessible to be provided by Medical Resources, Inc.

(K)  Adjustment reflects the buyout of the Capstone limited partners.

(L) Adjustment reflects the issuance of stock warrants to 712 Advisory Services, Inc. for consulting on the Capstone and Accessible acquisitions. Warrants issued were 160,000 and 66,000 for Capstone and Accessible respectively and are valued at an estimated $3 per share.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    MEDICAL RESOURCES, INC.


                                    By:  /s/  John P. O'Malley III
                                    ____________________________________
                                    John P. O'Malley III
                                    Executive Vice President - Finance
                                    and Chief Financial Officer



August 13, 1997

                        SOUTH BREVARD IMAGING,
                        A DIVISION OF MELBOURNE NEUROLOGIC, P.A.

                        =========================

                        AUDITED FINANCIAL STATEMENTS
                        WITH INDEPENDENT AUDITORS' REPORT
                        YEAR ENDED DECEMBER 31, 1996

                             FINANCIAL STATEMENTS

                            SOUTH BREVARD IMAGING,
                   A DIVISION OF MELBOURNE NEUROLOGIC, P.A.
                               DECEMBER 31, 1996

                             --------------------

                                   Contents

                                                           Page
                                                           ----

Independent Auditors' Report  .  .  .  .  .  .  .  .  .  .   1


FINANCIAL STATEMENTS


  Balance Sheet                        .  .  .  .  .  .  .   2
  Statement of Income                  .  .  .  .  .  .  .   3
  Statement of Changes in Capital      .  .  .  .  .  .  .   4
  Statement of Cash Flows              .  .  .  .  .  .  .   5
  Notes to Financial Statements        .  .  .  .  .  .  .   6

SUPPLEMENTARY FINANCIAL INFORMATION
  Schedule I - Operating Expense       .  .  .  .  .  .  .  13

                                                             Mark J. Burger, CPA
                                                                ----------------
                                                              Denise Alpert, CPA

INDEPENDENT AUDITORS' REPORT

To The Board of Directors of
South Brevard Imaging, A Division of Melbourne Neurologic, P.A.
Melbourne, Florida 32901

We have audited the accompanying balance sheet of South Brevard Imaging, a division of Melbourne Neurologic, P.A., as of December 31, 1996 and the related statements of income, changes in capital and cash flows for the year then ended. These financial statements are the responsibility of South Brevard Imaging's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of South Brevard Imaging, a division of Melbourne Neurologic, P.A. as of December 31, 1996, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying information presented on page 13 is presented for the purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subject to the procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

                                                /S/ MARK J. BURGER, P.A.
                                                West Palm Beach, Florida
                                                July 11, 1997

                            SOUTH BREVARD IMAGING,
                   A DIVISION OF MELBOURNE NEUROLOGIC, P.A.
                                 BALANCE SHEET
                               DECEMBER 31, 1996

                             --------------------

ASSETS
     Current Assets:
       Cash                                                       $  454,883
       Patient accounts receivable, less allowance for
        contractual adjustments and doubtful accounts of $161,266    313,270
       Inter-divisional receivable                                   215,877
       Medical and office supplies                                    12,930
                                                                  ----------
                Total Current Assets                                 996,960

     Property and Equipment:
       Medical and office equipment                                2,236,330
       Leasehold improvements                                        679,173
       Medical and office furniture and fixtures                      56,584
                                                                  ----------
                                                                   2,972,087
       Less: Accumulated depreciation                            ( 2,336,896)
                                                                  ----------
                Net Property and Equipment                           635,191

     Other Assets:
       Loan costs, less accumulated amortization of $5,351            14,716
       Deposits                                                        3,450
                                                                  ----------
                Total Other Assets                                    18,166
                                                                  ----------
TOTAL ASSETS                                                      $1,650,317
                                                                  ----------

LIABILITIES AND CAPITAL
     Current Liabilities:
       Accounts payable                                           $   14,625
       Bank overdraft                                                 51,256
       Other accrued expenses                                         28,255
       Patient refunds payable                                        63,493
       Accrued management and collection fees                         49,601
       Current portion of long-term debt                             244,011
       Current portion of purchase commitments                        11,628
       Current income taxes payable                                  224,344
       Current portion deferred income taxes payable                  99,104
                                                                  ----------
                Total Current Liabilities                            786,317

     Long-term debt, less current portion                            352,291
     Long-term purchase commitments, less current portion             29,246

     Capital                                                         482,463
                                                                  ----------
       Total Liabilities and Capital                              $1,650,317
                                                                  ==========
See accompanying notes.

                            SOUTH BREVARD IMAGING,
                   A DIVISION OF MELBOURNE NEUROLOGIC, P.A.
                              STATEMENT OF INCOME
                         YEAR ENDED DECEMBER 31, 1996

                             --------------------


Revenues:
     Gross patient service revenue                              $   3,380,811
     Less allowances and contractual adjustments                 (  1,267,074)
                                                                  -----------
       Net Patient Service Revenue                                  2,113,737

Operating Expenses                                                  1,555,412
                                                                  -----------
       Income from Operations                                         558,325

Other Income and (Expenses):
     Interest expense                                            (     66,102)
     Interest income                                                    6,853
     Gain on sale of equipment                                         15,000
     Other income                                                      13,745
                                                                  -----------

       Total Other Expenses                                      (     30,504)
                                                                  -----------
Income Before Income Taxes                                            527,821

Provision for Income Tax                                              211,464
                                                                  -----------
       Net Income                                                $    316,357
                                                                  ===========


See accompanying notes.

                            SOUTH BREVARD IMAGING,
                   A DIVISION OF MELBOURNE NEUROLOGIC, P.A.
                        STATEMENT OF CHANGES IN CAPITAL
                         YEAR ENDED DECEMBER 31, 1996

                           -------------------------






Capital as of January 1, 1996                           $  166,106

Net income                                                 316,357
                                                         ----------
Capital as of December 31, 1996                         $  482,463
                                                         ==========



See accompanying notes.

                            SOUTH BREVARD IMAGING,
                   A DIVISION OF MELBOURNE NEUROLOGIC, P.A.
                            STATEMENT OF CASH FLOWS
                         YEAR ENDED DECEMBER 31, 1996


Operating Activities
     Net income                                          $  316,357
       Adjustments to reconcile net
        income to net cash provided
        by operating activities:
          Depreciation                                       47,372
          Amortization                                        4,013
          Gain on sale of equipment                       (  15,000)
       Changes in Operating Assets and Liabilities:
          Decrease in operating assets:
          Patient accounts receivable                        23,556
          Deposits                                              250
        (Decrease) increase in operating liabilities:
          Income taxes payable                              122,636
          Bank overdraft                                     51,256
          Accrued management and collection fees             49,601
          Accounts payable and patient refunds payable       10,994
          Other accrued expenses                              7,614
          Purchase commitments                            (  12,369)
                                                          ----------
                Net Cash Provided by Operating Activities   606,280

Investing Activities
     Proceeds from sale of equipment                         15,000

Financing Activities
     Repayments of long-term debt                         ( 175,865)
     Increase in inter-divisional receivable              ( 103,877)
                                                          ----------
                Net Cash Used in Financing Activities     ( 279,742)
                                                          ----------
                  Increase in Cash                          341,538
Cash at Beginning of Year                                   113,345
                                                          ----------
Cash at End of Year                                       $ 454,883
                                                          ==========

Supplemental Disclosure of Cash Flows Information:
     Cash paid during the year for interest expense       $  66,102
                                                          ==========
     Cash paid during the year for income taxes           $  88,829
                                                          ==========


See accompanying notes.

                            SOUTH BREVARD IMAGING,
                   A DIVISION OF MELBOURNE NEUROLOGIC, P.A.
                         NOTES TO FINANCIAL STATEMENTS
                         YEAR ENDED DECEMBER 31, 1996


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

South Brevard Imaging, (the "Company") is a division of Melbourne Neurologic, P.A. The Company was formed to operate a magnetic resonance imaging center located in Brevard County, Florida. On January 16, 1997, South Brevard Imaging sold its operating assets to Melbourne Resources, Inc. ( See Note 9. )

Method of Accounting
--------------------

The Company utilizes the accrual method of accounting for financial statement reporting. Under this method, revenue is recognized when earned and expenses are recognized when incurred. A significant portion of the Company's gross patient service revenue for the year ended December 31, 1996 is from services rendered to patients covered by Medicare, Medicaid, and managed-care organizations. Payments for services rendered to patients covered by these payors are generally less than standard charges. Provisions for contractual adjustments are made to reduce the standard charges to the contracted reimbursement rate. Final settlements under these programs are subject to administrative review and audit.

Use of Estimates
----------------

The financial statements have been prepared in conformity with generally accepted accounting principals and, as such, include amounts based on informed estimates and judgments of management with consideration given to materiality. Changes in such estimates may affect amounts reported in future periods.

Cash and Cash Equivalents
-------------------------

For purposes of reporting cash flows, cash and cash equivalents include cash on hand, checking accounts, and money market accounts. Such cash equivalents have maturities of less than 90 days. There are no restrictions on future uses of cash or cash equivalents at December 31, 1996.

The Company maintains its cash accounts in a commercial bank located in Titusville, Florida. Accounts at the bank are guaranteed by the Federal Deposit Insurance Corporation (FDIC) up to $100,000, per bank. As of December 31, 1996, there was an uninsured cash balance of $405,689.

Property and Equipment
----------------------

Property and equipment are stated at cost. Depreciation is computed using accelerated and straight-line methods over the estimated useful lives of the assets as follows:

        Leasehold improvements                          7 - 40 years
        Medical and office equipment                    5 - 10 years
        Medical and office furniture and fixtures       5 - 10 years

See independent auditors' report.

                            SOUTH BREVARD IMAGING,
                   A DIVISION OF MELBOURNE NEUROLOGIC, P.A.


NOTES TO FINANCIAL STATEMENTS  - CONTINUED

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Property and Equipment - Continued
----------------------   ---------

Maintenance and repairs are expensed as incurred; expenditures that enhance the value of property and equipment or extend their useful lives are capitalized. When assets are sold or returned, the cost and related accumulated depreciation are removed from the accounts, and the resulting gain or loss is included in income. Depreciation expense was $47,372 for the year ended December 31, 1996.

Capital
-------

Capital represents the inter-divisional contributed capital and the accumulated retained earnings of the division. The Company is not a separately incorporated entity and is not authorized under state law to issue shares of stock.

Provision for Income Taxes
--------------------------

The Company accounts for income taxes under an asset and liability approach. This approach requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns. In estimating future tax consequences, the Company generally considers all expected future events other than enactment of changes in the tax laws or rates.

Concentration of Credit Risk
----------------------------

The Company grants credit without collateral to its patients, most of whom are local residents and are insured under third-party payor agreements. The concentration of credit risk with respect to patient accounts receivables is limited due to the large number of third party payor agreements. The mix of receivables from patients and third-party payors at December 31, 1996 was as follows:

     Medicare                                  31.9 %
     Commercial insurance companies            27.5
     Workers Compensation Fund                 17.7
     Other patients and third party payors     12.3
     Managed Care Organizations                 8.3
     Medicaid                                   2.3
                                            -------
                                              100.0 %
                                            =======

NOTE 2 - INTANGIBLE ASSETS

Loan costs are stated at cost, net of accumulated amortization. The Company is amortizing these items using the straight-line method over a period of five years. Amortization expense was $4,013 for the year ended December 31, 1996.

See independent auditors' report.

                            SOUTH BREVARD IMAGING,
                   A DIVISION OF MELBOURNE NEUROLOGIC, P.A.

                           -------------------------


NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 3 - PATIENT ACCOUNTS RECEIVABLE

Patient service revenue is recorded at the gross amount billed. Since an increasing number of the Company's patients are members of various health maintenance organizations and preferred provider networks, a portion of the gross billings are subject to contractual adjustments. At December 31, 1996, net patient accounts receivable were determined as follows:

     Gross patient accounts receivable                  $  474,536
     Less allowance for contractual adjustments
        and doubtful accounts                            ( 161,266)
                                                        ----------

     Net patient accounts receivable                    $  313,270
                                                        ==========
NOTE 4 - OPERATING LEASES

The Company leases a building from CNS Land Trust, a related party, and equipment from others under operating leases expiring through December 31, 1998. Annual rent expense, paid to CNS Land Trust inclusive of sales tax and pass-through expenses, was $130,316 for the year ended December 31, 1996.

At December 31, 1996, future minimum lease payments were as follows:

Year ending December 31:

     1997                                               $  133,014
     1998                                                  130,316
                                                        ----------

Total minimum operating lease payments                  $  263,330
                                                        ----------

NOTE 5 - LONG-TERM DEBT

Long-term debt at December 31, 1996, consisted of the following:

Note payable to a bank, secured by certain assets
of the Company payable in monthly installments of
$18,301, including interest at a fixed rate of
9.75% per annum, with final payment due on September
6, 1999.                                                $  528,040

Note payable to a former shareholder of Melbourne
Neurologic, P.A., payable in quarterly installments
of $5,589, including interest at a fixed rate of
7.5% per annum.  The note is classified as a current
liability because it became due upon the sale of
the Company's assets. ( See note 9. )                       68,262
                                                        ----------
                                                           596,302
Less current portion                                    (  244,011)
                                                        ----------
                                                        $  352,291
                                                        ==========

See independent auditors' report.

                            SOUTH BREVARD IMAGING,
                   A DIVISION OF MELBOURNE NEUROLOGIC, P.A.


NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 5 - LONG-TERM DEBT - CONTINUED

Maturities of long-term debt in future years are as follows:

Year ending December 31:

     1997                                               $  244,011
     1998                                                  193,770
     1999                                                  158,521
                                                        -----------

     Total maturities                                   $  596,302
                                                        -----------

NOTE 6 - TAXES ON INCOME

Provisions for federal and state income taxes in the statement of income consisted of the following components:

  Current taxes:
     Federal income tax expense                         $  193,373
     State income tax expense                               30,971
                                                        ----------
                Total                                      224,344

  Deferred tax benefits:
     Federal deferred tax benefits                      (   11,173)
     State deferred tax benefits                        (    1,707)
                                                        ----------
                Total                                   (   12,880)
                                                        ----------


  Total provision for income taxes                      $  211,464
                                                        ==========

Deferred income taxes for the year ended December 31, 1996, reflects the net tax effects of the temporary differences between the carrying amounts of assets and the method of accounting used for federal and state income tax purposes. The company uses the cash method of accounting for federal and state income tax purposes.

The sources of the temporary differences and their effect on the net deferred liability at December 31, 1996 are as follows:

     Cash to accrual adjustments                        $   95,219
     Depreciation and amortization                           7,102
                                                        -----------
     Gross deferred tax liability                          102,321

     Vacation accrual                                   (    3,217)
     Deferred tax asset valuation allowance                      -
                                                        -----------

     Gross deferred tax assets                          (    3,217)
                                                        -----------

     Net current deferred liability                     $   99,104
                                                        -----------

Management has not established a valuation allowance for the deferred asset attributed to the vacation accrual timing difference. There has been no change in the valuation allowance during 1996.

See independent auditors' report.

                            SOUTH BREVARD IMAGING,
                   A DIVISION OF MELBOURNE NEUROLOGIC, P.A.

                           -------------------------


NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - TAXES ON INCOME - CONTINUED

Melbourne Neurologic, P.A. allocates the current and deferred tax expense and related liability as if the Company is taxed as a separate legal entity. There are no inter-divisional tax obligations in the financial statements at December 31, 1996. There are no changes in the method of allocating the income tax provisions and related tax assets and liabilities.

The effective tax rate on income before taxes differs from the United States statutory rate. Since Melbourne Neurologic, P.A. is a professional service corporation, the federal statutory rate is 36%. The following summary reconciles taxes at the United States statutory rate with the effective income tax rate for the Company at December 31, 1996:

        Taxes on income at U.S. statutory rate          36.0%

        Increase in taxes resulting from:
          State income taxes net of federal benefit      3.5%
          Other timing differences                       0.5%
                                                     --------
        Taxes on income at effective rate               40.0%
                                                     ========

NOTE 7 - RELATED PARTY TRANSACTIONS

Due from related Party
----------------------

In 1995, the Company advanced Melbourne Neurologic, P.A. $112,000. During 1996, Melbourne Neurologic, P.A. received advances on a portion of the Company's patient receivables and the proceeds from the sale of depreciated assets totaling $103,877. The total amount due from Melbourne Neurologic, P.A. at December 31, 1996 is $215,877. Management has not charged or accrued interest on the advances. These advances were repaid to the Company upon the sale to Melbourne Resources, Inc.

Building Lease
--------------

The Company has signed a lease with CNS Land Trust for the use of a building located at 1317 Oak Street, Melbourne, Florida. The lease expires on December 31, 1998. The lease allows for two additional renewals of five years each at the discretion of the Company.

Management and Collection Fees
------------------------------

Melbourne Neurologic, P.A. provides all management services to the Company. The Company pays a management fee to Melbourne Neurologic, P.A. equal to 20% of net cash collected and a collection fee of 5% of net cash collected. During the year ended December 31, 1996, the Company incurred $531,553 of management and collection fees. Accrued but unpaid management and collection fees to Melbourne Neurologic, P.A. at December 31, 1996 amounted to $49,601.

See independent auditors' report.

                            SOUTH BREVARD IMAGING,
                   A DIVISION OF MELBOURNE NEUROLOGIC, P.A.

                           -------------------------


NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 8 - COMMITMENTS AND CONTINGENCIES

Purchase Commitment
-------------------

The Company has entered into a purchase agreement to buy medical imaging film and other imaging supplies. This agreement calls for the Company to purchase a minimum of $117,463 of film and supplies per year for a five year period. The agreement is expected to expire on May 31, 2000, or when the Company has purchased film and supplies totaling $587,315. If annual volumes rise or fall 20%, the agreement is subject to re-negotiation. The Company received as part of the purchase commitment, diagnostic imaging equipment. The ownership of the equipment was assigned to the Company. The equipment at the date of assignment had a total value of $58,140, which the supplier considers to be a discount off the purchase price of medical imaging film and other imaging supplies. If the agreement is terminated prior to completion, the Company would be obligated to pay the residual value of the equipment determined on a straight-line basis over the term of the contract.

The related accumulated depreciation attributed to the assigned equipment amounted to $33,959 at December 31, 1996. Depreciation expense related to equipment under this purchase commitment was $10,363 for the year ended December 31, 1996. The Company's total purchases under this agreement for 1996 were $115,368, which has been reduced by $12,369; representing amortization of the future purchase price commitment for the equipment received under this agreement.

At December 31, 1996, the future amortization of the purchase price of the diagnostic imaging equipment is as follows:

Year ending December 31:

     1997                                               $   11,628
     1998                                                   11,628
     1999                                                   11,628
     2000                                                    5,990
                                                        ----------
Total purchase price commitment                         $   40,874
Less current portion                                     (  11,628)
                                                        ----------

Long-term purchase price commitment                     $   29,246
                                                        ==========


NOTE 9 - SUBSEQUENT EVENTS

Melbourne Resources, Inc., a subsidiary of Medical Resources, Inc., completed the purchase of certain assets and assumed certain payables and accrued expenses of the Company on January 16, 1997. At that time, a note payable in the amount of $68,262 to a former shareholder of Melbourne Neurologic, P.A. became due and was paid by the Company. Melbourne Resources, Inc., agreed to assume the Company's obligation on a note payable to a bank with a balance of $528,040 at December 31, 1996.

See independent auditors' report.

                      SUPPLEMENTARY FINANCIAL INFORMATION

                            SOUTH BREVARD IMAGING,
                   A DIVISION OF MELBOURNE NEUROLOGIC, P.A.
                       SCHEDULE  I - OPERATING EXPENSES
                         YEAR ENDED DECEMBER 31, 1996

                           -------------------------


OPERATING EXPENSES:
     Advertising                      $ 11,194
     Amortization                        4,013
     Bank charges                          795
     Collection costs                    6,790
     Depreciation                       47,372
     Dues and subscriptions              3,556
     Employee benefits                  67,225
     Employee lease fees               244,722
     Equipment rent                        277
     Film supplies                     115,368
     HCCCB assessment                   25,486
     Housekeeping                        5,350
     Insurance                          22,356
     Legal and accounting               14,997
     Management fees                   531,554
     Medical and lab supplies           92,301
     Medical equipment maintenance     121,617
     Miscellaneous expenses              2,752
     Office supplies                     5,246
     Operating supplies                    856
     Outside storage                     3,988
     Postage                            12,518
     Professional fees                  14,862
     Property taxes                     18,835
     Rent                              130,316
     Repairs                            12,366
     Seminar and educational costs         257
     Uniforms, linen and laundry         1,340
     Utilities and telephone            30,911
     Vehicle and transportation          6,192
                                   -----------

TOTAL OPERATING EXPENSES           $ 1,555,412
                                   ===========


See independent auditors' report.

                        The Magnet of Palm Beach,  Ltd.
                           ( A Limited Partnership )
                         =============================

                         Audited Financial Statements
                       with Independent Auditors' Report
                         Year Ended December 31, 1996

                             Financial Statements

                        THE MAGNET OF PALM BEACH, LTD.
                            (A Limited Partnership)
                               December 31, 1996

                             --------------------

                                   Contents


                                                                   Page
                                                                   ----

Independent Auditors' Report                   .  .  .  .  .  .  .   1

Financial Statements
  Balance Sheet                                .  .  .  .  .  .  .   2
  Statement of Income                          .  .  .  .  .  .  .   3
  Statement of Changes in Partners' Deficit    .  .  .  .  .  .  .   4
  Statement of Cash Flows                      .  .  .  .  .  .  .   5
  Notes to Financial Statements                .  .  .  .  .  .  .   6

Supplementary Financial Information
  Schedule  I - Operating Expenses             .  .  .  .  .  .  .  16

                                                             Mark J. Burger, CPA
                                                            --------------------
                                                              Denise Alpert, CPA


INDEPENDENT AUDITORS' REPORT

To The Board of Directors of
MRI of Palm Beach, Inc., General Partner of
The Magnet of Palm Beach, Ltd.
West Palm Beach, Florida

We have audited the accompanying balance sheet of The Magnet of Palm Beach, Ltd., as of December 31, 1996, and the related statements of income, changes in partners' deficit, and cash flows for the year then ended. These financial statements are the responsibility of The Magnet of Palm Beach, Ltd.'s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Magnet of Palm Beach, Ltd., as of December 31, 1996, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying information presented on page 16 is presented for the purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subject to the procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


                                                /S/ MARK J. BURGER, P.A.
                                                West Palm Beach, Florida
                                                July 25, 1997

                        THE MAGNET OF PALM BEACH, LTD.
                            (A Limited Partnership)
                                 BALANCE SHEET
                               December 31, 1996

                             --------------------

Assets
     Current Assets:
       Cash                                                         $    90,919
       Patient accounts receivable, less allowance for
        contractual adjustments and doubtful
        accounts of $991,594                                          1,099,729
       Other receivables                                                    500
       Medical and office supplies                                       48,721
       Prepaid expenses                                                  40,198
                                                                  -------------
                Total Current Assets                                  1,280,067

     Property and Equipment:
       Medical and computer equipment                                 4,114,967
       Building and land                                              1,133,711
       Leasehold improvements                                           346,584
       Furniture and office equipment                                   130,946
       Signs and security system                                         12,652
                                                                  -------------

                                                                      5,738,860
       Less accumulated depreciation and amortization                (3,860,902)
                                                                  -------------
                Net Property and Equipment                            1,877,958
     Other Assets:
       Deposits                                                         116,047
       Intangible assets, net of
        accumulated amortization of $39,459                              41,356
                                                                  -------------
                Total Other Assets                                      157,403
                                                                  -------------
TOTAL ASSETS                                                        $ 3,315,428
                                                                  -------------
LIABILITIES AND PARTNERS' DEFICIT
     Current Liabilities:
       Accounts payable                                             $    44,975
       Patient refunds payable                                           42,289
       Current portion of capitalized lease obligations                 524,213
       Current portion of long-term debt                                242,681
       Accrued management and radiologist fees                          882,974
       Accrued expenses and payroll taxes                               178,130
                                                                  -------------
                Total Current Liabilities                             1,915,262
     Capitalized Lease Obligations, less current portion                714,003
     Long-Term Debt, less current portion                               886,431
     Partners' Deficit                                                 (200,268)
                                                                  -------------
TOTAL LIABILITIES AND PARTNERS' DEFICIT                             $ 3,315,428
                                                                  =============
See accompanying notes.

                        THE MAGNET OF PALM BEACH, LTD.
                            (A LIMITED PARTNERSHIP)
                              STATEMENT OF INCOME
                         YEAR ENDED DECEMBER 31, 1996

                           -------------------------


Net Patient Service Revenue:
     Gross Patient Service Revenue                                   $7,985,904
      Less allowances and contractual adjustments                    (3,887,278)
                                                                     __________

        Net Patient Service Revenue                                   4,098,626

Operating Expenses                                                    3,773,418
                                                                     __________

        Operating Income                                                325,208

Other Income and (Expenses):
     Interest expense                                                  (285,421)
     Interest income                                                      2,760
     Other income                                                        18,502
                                                                     ----------
        Total Other Expenses                                           (264,159)
                                                                     __________
                Net Income                                              $61,049
                                                                     ==========


See accompanying notes.

                        THE MAGNET OF PALM BEACH, LTD.
                            (A LIMITED PARTNERSHIP)
                   STATEMENT OF CHANGES IN PARTNERS' DEFICIT
                         YEAR ENDED DECEMBER 31, 1996

                          -------------------------


                                   General      Limited
                                   Partner     Partners       Total
                                   -------     --------       -----
Partners' Capital (Deficit)
     as of January 1, 1996        $(604,370)    $343,053    $(261,317)

Net income                           18,315       42,734       61,049
                                ------------   ---------  ------------

Partners' Capital (Deficit)
     as of December 31, 1996      $(586,055)    $385,787    $(200,268)
                                ------------   ---------  ------------



See accompanying notes.

                        THE MAGNET OF PALM BEACH, LTD.
                            (A LIMITED PARTNERSHIP)
                            STATEMENT OF CASH FLOWS
                         YEAR ENDED DECEMBER 31, 1996


Operating Activities
     Net income                                              $   61,049
       Adjustments to reconcile net
        income to net cash provided
        by operating activities:
          Depreciation and amortization                         578,007
     Changes in Operating Assets and Liabilities:
       (Increase) decrease in assets:
          Accounts receivable                                   425,765)
          Prepaid expenses and medical and office supplies      (41,230)
       (Decrease) increase in liabilities:
          Accounts payable and patient refund payable            32,431
          Accrued liabilities                                   472,369
                                                              ----------
                Net Cash Provided by Operating Activities       676,861

Investing Activities
     Acquisition of building and land                        (1,133,711)
     Acquisition of operating equipment                        (133,006)
     Increase in deposits on operating equipment                 (9,741)
                                                              ----------
                Net Cash (Used) in Investing Activities      (1,276,458)

Financing Activities
     Receipt of related party receivable                         55,704
     Additions to short-term notes                              120,239
     Additions to long-term debt                                874,395
     Payment of 1995 partner distributions                     (200,000)
     Repayments of short-term notes                             (13,886)
     Repayments of long-term debt                               (83,718)
     Repayments of capital leases                              (790,179)
     Payment of finance costs related to
      building acquisition                                      (30,556)
                                                              ----------
                Net Cash (Used) by Financing Activities         (68,001)
                                                              ----------
                        Decrease in Cash                       (667,598)
Cash at Beginning of Year                                       758,517
                                                              ----------
Cash at End of Year                                          $   90,919
                                                              ==========

Supplemental Disclosure of Cash Flows Information:
     Cash paid during the year for interest expense          $  283,644
                                                              ==========


See accompanying notes.

                        THE MAGNET OF PALM BEACH, LTD.
                            (A LIMITED PARTNERSHIP)
                         NOTES TO FINANCIAL STATEMENTS
                         YEAR ENDED DECEMBER 31, 1996


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Magnet of Palm Beach, Ltd. (the "Partnership") is a limited partnership formed to operate a comprehensive diagnostic imaging center located in Palm Beach County, Florida. On March 10, 1997, The Magnet of Palm Beach, Ltd., sold its operating assets to West Palm Beach Resources, Inc. ( See Note 8.)

Method of Accounting
--------------------

The Partnership utilizes the accrual method of accounting for financial statement reporting. Under this method, revenue is recognized when earned and expenses are recognized when incurred. Approximately 87.8% of the gross patient service revenue for the year 1996, relates to services rendered to patients covered by Medicare, Medicaid, and managed care organizations. Payments for services rendered to patients covered by these payors are generally less than standard charges. Provisions for contractual adjustments are made to reduce the standard charges to the contracted reimbursement rate. Final settlements under these programs are subject to administrative review and audit.

Use of Estimates
----------------

The financial statements have been prepared in conformity with generally accepted accounting principals and, as such, include amounts based on informed estimates and judgments of management with consideration given to materiality. Changes in such estimates may affect amounts reported in future periods.

Cash and Cash Equivalents
-------------------------

For purposes of reporting cash flows, cash and cash equivalents include cash on hand, checking accounts, and money market accounts. Such cash equivalents have maturities of less than 90 days. There are no restrictions on future uses of cash or cash equivalents at December 31, 1996.

The Partnership maintains its cash accounts in two commercial banks located in Palm Beach County. Accounts at each bank are guaranteed by the Federal Deposit Insurance Corporation (FDIC) up to $100,000 per bank. There were no uninsured cash balances at December 31, 1996.

Recoverability of Long - Lived Assets
-------------------------------------

In March 1995, Statement of Financial Accounting Standards (SFAS) No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of," was issued. SFAS No. 121 requires that long-lived assets and certain identifiable intangibles to be held and used or disposed of by an entity be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The Partnership determined that no impairment loss need be recognized for applicable assets of continuing operations.

See independent auditors' report.

                        THE MAGNET OF PALM BEACH, LTD.
                            (A LIMITED PARTNERSHIP)


NOTES TO FINANCIAL STATEMENTS  - CONTINUED

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Property and Equipment
----------------------

Property and equipment is stated at cost. Depreciation is computed using accelerated and straight-line methods over the estimated useful lives of the assets as follows:

        Building                                39.5 years
        Leasehold improvements               31 - 39 years
        Medical and computer equipment             5 years
        Furniture and office equipment         5 - 7 years
        Signs and security equipment              10 years

Maintenance and repairs are expensed as incurred; expenditures that enhance the value of property and equipment or extend their useful lives are capitalized. When assets are sold, the cost and related accumulated depreciation are removed from the accounts, and the resulting gain or loss is included in income. Depreciation expense was $568,716 for the year ended December 31, 1996.

Concentration of Credit Risk
----------------------------

The Partnership grants credit without collateral to its patients, most of whom are local residents and are insured under third-party payor agreements. The concentration of credit risk with respect to patient accounts receivables is limited due to the large number of third party payor agreements. The mix of receivables from patients and third-party payors at December 31, 1996, was as follows:

        Third party managed-care payors                27.06 %
        Health Options                                 20.13
        Humana Health Plans                            15.22
        Letters of Protections                         11.61
        Commercial insurance and self-pay patients     11.27
        Medicare                                        9.04
        Medicaid                                        5.67
                                                      --------
                                                      100.00 %
                                                      ========




See independent auditors' report.

                        THE MAGNET OF PALM BEACH, LTD.
                            (A LIMITED PARTNERSHIP)


NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Income Taxes
------------

No provision for income taxes is reflected in the financial statements since the Partnership's taxable income or loss is taxed at the partner level, rather than the partnership level.

The following amounts represent the differences between net book income for financial reporting purposes and net taxable income:

     Net Book Income per Accompanying Financial Statements     $  61,049

     Originating differences
       1996 Allowance for doubtful accounts                       83,653
       Amortization of syndication costs                             181
     Reversing differences
       1995 Allowance for doubtful accounts                    (  50,770)

     Permanent differences
       Non-deductible key man life insurance premium                 788
       Non-deductible entertainment expenses                       1,643
                                                               ----------
     Net Taxable Income                                        $  96,544
                                                               ==========

NOTE 2 - PATIENT ACCOUNTS RECEIVABLE

Patient service revenue is recorded at the gross amount billed. Since a majority of the Partnership's patients are members of various health maintenance organizations and preferred provider networks, a significant portion of the gross billings are subject to contractual adjustments. At December 31, 1996, net patient accounts receivable were determined as follows:

     Gross patient accounts receivable                       $ 2,091,323
     Less:    Contractual adjustments                        (   907,942)
              Allowance for doubtful accounts                (    83,652)
                                                             ------------
     Net patient accounts receivable                         $ 1,099,729
                                                             ============

NOTE 3 - INTANGIBLE ASSETS

Organization, start-up, and finance costs are stated at cost, net of accumulated amortization. The Partnership is amortizing these items over periods ranging from five to fifteen years. Amortization expense was $9,291 for the year ended December 31, 1996.



See independent auditors' report.

                        THE MAGNET OF PALM BEACH, LTD.
                            (A LIMITED PARTNERSHIP)

                             --------------------


NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 4 - OPERATING AND CAPITAL LEASES

Operating Leases
----------------

The Partnership leases equipment and administrative office space from others under operating leases expiring through 2003. Annual rent expense, inclusive of sales tax and pass-through expenses, related to equipment and administrative office space under operating leases was $76,384 for the year ended December 31, 1996.

At December 31, 1996, future minimum lease payments were as follows:

Year ending December 31:
     1997                                             $  70,209
     1998                                                70,209
     1999                                                67,239
     2000                                                66,645
     2001                                                66,645
     Thereafter                                          77,752
                                                       ---------
Total minimum lease payments                          $ 418,699
                                                       =========
Capital Leases
--------------

The Partnership leases equipment and leasehold improvements under capital leases which begin to expire in 1997. The following is an analysis of the leased property under capital leases by major classes:

Classes of Property:
     Medical equipment                               $3,733,204
     Leasehold improvements                             344,821
     Computer equipment                                  88,028
     Office equipment                                    39,870
                                                      ----------
                                                      4,205,923
Less accumulated amortization                        (3,646,948)
                                                      ----------
Adjusted net book value                              $  558,975
                                                      ==========

Amortization expense related to equipment and leaseholds under capital leases was $486,204 for the year ended December 31, 1996.



See independent auditors' report.

                        THE MAGNET OF PALM BEACH, LTD.
                            (A LIMITED PARTNERSHIP)

                             ---------------------

NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 4 - OPERATING AND CAPITAL LEASES

Capital Leases - Continued
--------------------------

At December 31, 1996, the present value of minimum capital lease payments were as follows:

Year ending December 31:

     1997                                            $  635,354
     1998                                               529,532
     1999                                               214,250
     2000                                                19,600
     2001                                                 2,441
                                                      ----------
Total minimum lease payments                          1,401,177
Amount representing interest imputed at 9% - 12%     (  162,961 )
                                                      ----------
Present value of capital lease obligations            1,238,216
Less current portion                                 (  524,213 )
                                                      ----------
                                                     $  714,003
                                                      ==========

NOTE 5 - LONG-TERM DEBT

Long-term debt at December 31, 1996, consisted of the following:

 Installment note payable to Great Southern
 Bank, bearing interest at a rate equivalent
 to the prime rate as published in the Wall
 Street Journal plus 1.50%, or 9.75 percent
 (at December 31, 1996, the prime interest rate
 was 8.25 percent).  The note matures on
 January 1, 1999, and is collateralized by the
 accounts receivable of the Partnership, a
 life insurance policy on the life of Robert A.
 Cooney, M.D., and personal guarantees from certain
 shareholders of MRI of Palm Beach, Inc. (the
 General Partner)                                      $ 96,242

 Installment note payable to the Independent Order
 of Foresters, bearing a fixed interest rate of 8.25%.
 The note matures on February 1, 2011, and is
 collateralized by the land and building located at
 4477 Medical Center Way., West Palm Beach, FL          849,705

 Installment note payable to Nationwide Insurance for
 commercial liability insurance.  There is no stated
 interest rate for this obligation.  The note matures
 on November 11, 1997, when the insurance policy
 expires.                                                18,462


See independent auditors' report.

                        THE MAGNET OF PALM BEACH, LTD.
                            (A LIMITED PARTNERSHIP)

                             ---------------------

NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 5 - LONG-TERM DEBT - CONTINUED

  Note payable to MRI of Palm Beach, Inc., bearing
  interest at 5.5% per annum. Principal and interest
  are due on September 30, 1997. ( See Note 6. )                33,109

  Installment note payable to Great Southern Bank,
  bearing interest at a rate equivalent to the prime
  rate as published in the Wall Street Journal plus
  1.50%, or 9.75 percent ( at December 31, 1996 the
  prime interest rate was 8.25 percent).  The note
  matures on March 2, 1997, and is collateralized by the
  accounts receivable of the Partnership and personal
  guarantees from certain shareholders of MRI of Palm
  Beach, Inc.                                                  100,000

  Installment note payable to Robert A. Cooney, M.D.
  bearing interest at a rate equivalent to the prime
  rate as published in the Wall Street Journal plus 2.00%,
  or 10.25% ( at December 31, 1996 the prime interest rate
  was 8.25 percent).  The note matures on March 30, 2000,
  and is collateralized by equipment.
  ( See Note 6. )                                               31,594
                                                             ---------
                                                             1,129,112
Less current portion                                        (  242,681)
                                                             ---------
                                                            $  886,431
                                                             =========

Maturities of long-term debt for the next five years and after are as follows:

Year ending December 31:

     1997                                                  $   242,681
     1998                                                       93,937
     1999                                                       48,885
     2000                                                       43,811
     2001                                                       45,835
     Thereafter                                                653,963
                                                            ----------
Total maturities                                           $ 1,129,112
                                                            ==========


NOTE 6 - RELATED PARTY TRANSACTIONS

Debt
----

MRI loaned the Partnership $33,109 during 1996. Under the terms of the note, interest accrues at 5.5% per annum. Principal and interest are due on September 30, 1997. Interest expense accrued but unpaid on this note was $1,777 for the year ended December 31, 1996.

See independent auditors' report.

                        THE MAGNET OF PALM BEACH, LTD.
                            (A LIMITED PARTNERSHIP)

                             ---------------------


NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - RELATED PARTY TRANSACTIONS - CONTINUED

Management Fees
---------------

The General Partner, MRI of Palm Beach, Inc. (MRI), provides all management services to the Partnership. The Partnership pays a management fee to MRI equal to 5% of net cash collected. During the year ended December 31, 1996, the Partnership incurred $242,581 of management fees. Accrued, but unpaid management fees to MRI at December 31, 1996 amounted to $337,577.

On September 25, 1996, the shareholders of MRI elected Patricia Cooney Sweeney the sole director of MRI, replacing Robert A. Cooney, M.D. As sole director of the MRI board, Patricia Cooney Sweeney elected herself president and secretary, and MRI shareholder Joseph F. Cooney, vice president and treasurer.

Radiologist Fees
----------------

In 1996, the Partnership accrued $509,558 for radiology fees to Robert A. Cooney, M.D., P.A. which represent 15 percent of the net cash collected by the Partnership during 1996. In addition, the Partnership estimated and accrued fees of $65,602 related to services rendered by Robert A. Cooney, M.D., P.A. which have been billed by the Partnership, but have not been collected during the year ended December 31, 1996. The Partnership paid $515,718 of the accrued radiologist fees to Robert A. Cooney, M.D., P.A. during 1996.

Accrued, but unpaid radiologist fees due to Robert A. Cooney, M.D., P.A. at December 31, 1996, amounted to $392,108. Management disputes that these amounts are due and owing to Robert A. Cooney, M.D. and Robert A. Cooney, M.D., P.A. ( See Note 7 )

On October 16, 1996, Robert A. Cooney, M.D. and Robert A. Cooney, M.D., P.A. resigned from providing radiology services to the Partnership. An unrelated party provided radiology services to the Partnership from October 16, 1996 to December 31, 1996.

Related Party Note Payable
--------------------------

On March 30, 1995, Robert A. Cooney, M.D. borrowed $50,000 from Palm Beach National Bank and Trust Company to secure financing for equipment currently being utilized by the partnership. The loan matures on March 30, 2000. The note bears a variable interest rate which is equal to 2.0 percentage points above the prime rate of Large U.S. Money Center Commercial Banks as published in The Wall Street Journal. Dr. Cooney simultaneously executed an agreement with the Partnership mirroring his agreement with Palm Beach National Bank and Trust Company. Interest expense paid on this note for 1996 was $3,523.


See independent auditors' report.

                        THE MAGNET OF PALM BEACH, LTD.
                            (A LIMITED PARTNERSHIP)

                             ---------------------

NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - COMMITMENTS AND CONTINGENCIES

Letters of Credit
-----------------
The Partnership has an outstanding irrevocable standby letter of credit with Great Southern Bank in the amount of $144,220. This letter of credit, which expires on December 1, 1997, is collateral for the Partnership's obligations to third parties for security deposits and future rent payments under capital leases. The callable promissory notes described below and the accounts receivable of the Partnership serve as collateral for this standby letter of credit.

Litigation
----------
Robert A. Cooney M.D., and Robert A. Cooney, M.D., P.A., (the " Plaintiffs ") filed a complaint on November 4, 1996 against the Partnership for damages asserting breach of an open account, breach of contract, breach of a contract implied in fact, and breach of a contract implied in law. Each of the Plaintiffs' counts is premised upon a purported agreement between the Plaintiffs and the Partnership, wherein it is alleged the parties agreed that Robert A. Cooney, M.D., P.A. through Robert A. Cooney, M.D. would provide radiology services to the Partnership, in exchange for payment varying from 15 percent to 20 percent of net fees collected by the Partnership. The Plaintiffs allege that the Partnership has failed to make the agreed upon payments. In addition to the fees set forth in Note 6 herein, the Plaintiffs are seeking to recover an additional sum of approximately $192,000. This amount represents the difference in the rate used to calculate the radiology fees in these financial statements and the 20 percent rate asserted by the Plaintiffs. Management has not accrued any of the additional fees stated above in these financial statements. The Partnership has filed a counter claim. In its suit, management is disputing that any fees are due and owing Robert A. Cooney, M.D. or Robert A. Cooney, M.D., P.A. Since the partnership is vigorously defending itself, and, since it is too early to determine the outcome of this matter, no additional amounts have been accrued in these financial statements.

The accompanying balance sheet reflects a deposit made on July 9, 1996, in the amount of $13,780 related to a disputed purchase contract for CT equipment worth approximately $130,000, plus a three year service contract at an annual cost of $104,000. The vendor has filed a suit to enforce the purchase contract. Delivery of the equipment has not been made. The ultimate amount of the obligation, if any, to the Partnership is not known at present.

Callable Promissory Notes
-------------------------
During the year, certain limited partners executed promissory notes to the Partnership to serve as collateral for the irrevocable standby letter of credit referenced above. The notes are callable by the Partnership. If the Partnership is required to call these notes, the notes will bear interest at an annual interest rate of 18 percent. As of December 31, 1996, no amounts are due as the partnership has not called these notes.

See independent auditors' report.

                        THE MAGNET OF PALM BEACH, LTD.
                            (A Limited Partnership)

NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - COMMITMENTS AND CONTINGENCIES - CONTINUED

Purchase Commitment
-------------------

The Partnership has entered into a purchase agreement to buy medical imaging film. This agreement calls for the Partnership to purchase a minimum of $105,000 of film per year for a five-year period. The agreement is expected to expire on March 16, 1998. The Partnership must reach at least 80% of their film purchase commitment in any year of the agreement, otherwise the agreement is subject to renegotiation. The Partnership received as part of the purchase commitment, diagnostic imaging equipment. Ownership of the equipment transfers to the Partnership upon completion of the commitment. At the date the agreement was signed, the equipment had a total value of $124,500. If the agreement is terminated prior to completion, title to the equipment does not transfer to the Partnership.

NOTE 8 - SUBSEQUENT EVENTS

On March 10, 1997, the Partnership completed a transaction to sell substantially all of its net assets to West Palm Resources, Inc., a subsidiary of Medical Resources, Inc. The purchase included the patient accounts receivable and the assumption of certain payables and accrued expenses, including of $158,616 of the accrued radiology fees. The purchaser also assumed substantially all capital leases and debt.



See independent auditors' report.

                      SUPPLEMENTARY FINANCIAL INFORMATION

                        THE MAGNET OF PALM BEACH, LTD.
                            (A LIMITED PARTNERSHIP)
                       SCHEDULE  I - OPERATING EXPENSES
                         YEAR ENDED DECEMBER 31, 1996

                           -------------------------


OPERATING EXPENSES:
     Advertising                       $ 39,855
     Amortization                         9,291
     Bad debts                           32,883
     Bank charges                         1,904
     Casual labor                        15,227
     Collection costs                     5,322
     Contributions                        2,361
     Depreciation                       568,716
     Dues and subscriptions               1,124
     Electronic claim fees               12,113
     Employee benefits                   45,882
     Entertainment                       16,580
     Film supplies                      122,107
     Insurance                           15,933
     Key man insurance                      788
     Licenses and taxes                 127,095
     Line of credit bank charges          4,200
     Maintenance contracts              344,248
     Management fees                    242,581
     Medical supplies                   126,363
     Miscellaneous expenses              10,055
     Office supplies                     50,793
     Operating supplies                   1,470
     Payroll taxes                       64,939
     Postage                             14,378
     Professional fees                  820,049
     Real Estate Taxes                   12,735
     Rent                                83,000
     Repairs                             21,332
     Salaries                           851,770
     Seminar and educational costs       11,347
     Travel                               1,370
     Uniforms                               493
     Utilities and telephone             91,000
     Workers compensation insurance       4,114
                                     ----------
TOTAL OPERATING EXPENSES             $3,773,418
                                     ==========

See independent auditors' report.

                         Accessible MRI of Montgomery
                                 County, Inc.


                     ====================================
                             Financial Statements

                              September 30, 1996

                   ACCESSIBLE MRI OF MONTGOMERY COUNTY, INC.
                             FINANCIAL STATEMENTS
                              SEPTEMBER 30, 1996


                                   CONTENTS
                                   --------


                                                             Page
                                                             ----

Independent Auditors' Report        .  .  .  .  .  .  .       1

  Balance Sheet                     .  .  .  .  .  .  .       2

  Statement of Operations           .  .  .  .  .  .  .       3

  Statement of Retained Earnings    .  .  .  .  .  .  .       4

  Statement of Cash Flows           .  .  .  .  .  .  .       5

  Notes to Financial Statements     .  .  .  .  .  .  .  6 - 11

                         Independent Auditors' Report

To the Board of Directors and Stockholders of Accessible MRI of Montgomery County, Inc.

We have audited the accompanying Balance Sheet of Accessible MRI of Montgomery County, Inc. (an S corporation) as of September 30, 1996, and the related Statements of Operations, Retained Earnings and Cash Flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management as well as evaluating the overall presentation of the financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Accessible MRI of Montgomery County, Inc. as of September 30, 1996 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



/s/ Ellin & Tucker, Chartered
Certified Public Accountants
Baltimore, Maryland
August 6, 1997

                   ACCESSIBLE MRI OF MONTGOMERY COUNTY, INC.
                                 BALANCE SHEET
                              September 30, 1996
                                    ASSETS
                                    ------

   CURRENT ASSETS:
   --------------
     Cash and Cash Equivalents                                 $  186,566
     Patient Receivables, Net of Allowance
       for Doubtful Accounts of $310,000                          446,367
     Due from Affiliate                                            46,204
     Prepaid Expenses and Other Current Assets                     14,348
                                                               ----------
                Total Current Assets                              693,485
                                                               ----------
   PROPERTY AND EQUIPMENT:
   ----------------------
     Property and Equipment, at Cost, Net
      of Accumulated Depreciation (Notes 2 and 3)                 206,483
     Equipment Held Under Capital Leases,
      Net of Accumulated Amortization (Note 4)                    797,333
                                                               ----------

                Property and Equipment - Net                    1,003,816
                                                               ----------
   OTHER ASSETS:
   ------------
     Organizational Costs, Net of Accumulated
      Amortization of $9,903                                          707
     Deferred Lease Costs, Net of Accumulated
      Amortization of $8,236                                        4,189
     Deferred Start-up Costs, Net of
      Accumulated Amortization of $19,600                           1,400
     Deposits                                                      36,314
                                                               ----------
                Total Other Assets                                 42,610
                                                               ----------

Total Assets                                                   $1,739,911
                                                               ==========

                     LIABILITIES AND STOCKHOLDERS' EQUITY
                     ------------------------------------

   CURRENT LIABILITIES:
   -------------------
     Accounts Payable and Accrued Expenses                     $   93,333
     Current Maturities of Long-Term Debt (Note 3)                 73,649
     Current Maturities of Obligations
       Under Capital Leases (Note 4)                              160,570
                                                               ----------
                Total Current Liabilities                         327,552

     DEFERRED RENT                                                  6,618

     LONG TERM DEBT (Note 3)                                       60,950

     OBLIGATIONS UNDER CAPITAL LEASES (Note 4)                    864,693
                                                               ----------
Total Liabilities                                               1,259,813
                                                               ----------
   COMMITMENTS (Note 5)

   STOCKHOLDERS' EQUITY:
   --------------------
     Common Stock; $.01 Par Value, 5,000 Share Authorized;
      3,185 Shares Issued and Outstanding                              32
     Additional Paid-in Capital                                    85,023
     Retained Earnings                                            395,043
                                                               ----------
                Total Stockholders' Equity                        480,098
                                                               ----------
Total Liabilities and Stockholders' Equity                     $1,739,911
                                                               ==========
           (See Independent Auditors' Report and Accompanying Notes)

                   ACCESSIBLE MRI OF MONTGOMERY COUNTY, INC.
                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1996


     Patient Service Fees                                   $ 2,122,380
     LESS:  Adjustments                                         463,841
                                                            -----------
                Net Patient Service Revenue                   1,658,539
                                                            -----------
DIRECT EXPENSES:
---------------
     Salaries - Technician                                       72,902
     Radiologist Fees                                           121,125
     Medical Supplies                                            90,141
     Laundry and Linen                                            2,308
     Depreciation                                               152,567
     Nurses' Services                                             7,364
                                                            -----------
                Total Direct Expenses                           446,407
                                                            -----------

                Gross Profit                                  1,212,132

OPERATING EXPENSES                                            1,083,084
                                                            -----------
                Income from Operations                          129,048

OTHER INCOME, NET                                                40,591

GAIN ON SALE OF EQUIPMENT                                        71,660

INTEREST EXPENSE                                                (98,313)
                                                            -----------

Net Income                                                 $    142,986
                                                            ===========

           (See Independent Auditors' Report and Accompanying Notes)

                   ACCESSIBLE MRI OF MONTGOMERY COUNTY, INC.
                        STATEMENT OF RETAINED EARNINGS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1996


RETAINED EARNINGS - BEGINNING OF YEAR                   $ 252,057

     Net Income                                           142,986
                                                       ----------

RETAINED EARNINGS - END OF YEAR                         $ 395,043
                                                       ==========





           (See Independent Auditors' Report and Accompanying Notes)

                   ACCESSIBLE MRI OF MONTGOMERY COUNTY, INC.
                            STATEMENT OF CASH FLOWS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1996

OPERATING ACTIVITIES:
--------------------
     Net income                                           $ 142,986
       Adjustments to reconcile net income to
        net cash provided by operating activities:
          Gain on Sale of Equipment                         (71,660)
          Depreciation and amortization                     188,157
          Increase in Patient Receivables                   (21,859)
          Decrease in Other Current Assets                   12,230
          Increase in Deposits                              (11,314)
          Increase in Accounts Payable and Accrued
           Expenses                                          52,696
          Decrease in Deferred Rent                          (1,765)
                                                          ---------

                Net Cash Provided by Operating
                 Activities                                 289,471
                                                          ---------

INVESTING ACTIVITIES:
--------------------
     Purchases of Equipment                                (124,798)
     Net Repayments of Advances to Affiliate                 24,739
     Proceeds from Sale of Equipment                        275,000
                                                          ---------

                Net Cash Provided by Investing
                 Activities                                 174,941
                                                          ---------

FINANCING ACTIVITIES:
--------------------
     Lease Costs Paid                                        (3,153)
     Principal Repayments of Long-Term Debt                 (49,923)
     Principal Repayments of Capital Lease Obligations     (469,034)
     Proceeds from Long-Term Debt                           208,723
                                                          ---------

                Net Cash Used in Financing Activities      (313,387)
                                                          ---------

                        Net Increase in Cash
                         and Cash Equivalents               151,025

CASH AND CASH EQUIVALENTS - BEGINNING OF YEAR                35,541
                                                          ---------
CASH AND CASH EQUIVALENTS - END OF YEAR                   $ 186,566
                                                          =========


           (See Independent Auditors' Report and Accompanying Notes)

                   ACCESSIBLE MRI OF MONTGOMERY COUNTY, INC.
                         NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
   ------------------------------------------

   The Company provides magnetic resonance imaging services to patients from the Washington, D.C. metropolitan area. Services are billed to patients or their health insurance providers, and patient receivables are stated at the amounts that the Company expects to collect after applicable adjustments.

   Use of Estimates
   ----------------

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Cash and Cash Equivalents
   -------------------------

   The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company believes it is not exposed to any significant credit risk on cash and cash equivalents.

   The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

   Property and Equipment
   ----------------------

   Property and Equipment are stated at cost. Depreciation is calculated using straight-line and accelerated methods over the estimated useful lives of the related assets. Depreciation expense for the year ended September 30, 1996 was $179,947.



                      (See Independent Auditors' Report.)

                   ACCESSIBLE MRI OF MONTGOMERY COUNTY, INC.
                   NOTES TO FINANCIAL STATEMENTS, CONTINUED

   Advertising
   -----------

   The Company expenses advertising costs as incurred. The total amount charged to advertising expense during the year ended September 30, 1996 was $189,530.

   Amortization
   ------------

   Organizational costs and deferred start-up costs are being amortized using the straight-line method over five years.

   Deferred lease costs are being amortized using the straight-line method over the terms of the related leases.

   Income Taxes
   ------------

   The Company has elected to be treated as an S corporation for income tax purposes. Consequently, income taxes have not been provided as the tax effects of company activities are included in the individual income tax returns of its stockholders.

2. PROPERTY AND EQUIPMENT
   ----------------------

   Property and equipment at September 30, 1996 consisted of the following:

   Leasehold Improvements                               $ 206,696
   Furniture and Fixtures                                  23,601
   Office Equipment                                        57,872
   Auto                                                    12,492
                                                        ---------
                                                          300,661
   Less:    Accumulated Depreciation                       94,178
                                                        ---------
   Property and Equipment- Net                          $ 206,483
                                                        =========




                      (See Independent Auditors' Report.)

                   ACCESSIBLE MRI OF MONTGOMERY COUNTY, INC.
                   NOTES TO FINANCIAL STATEMENTS, CONTINUED

3. LONG-TERM DEBT
   --------------

   Long-term debt at September 30, 1996 consisted of the following:

   Finance Company; monthly installments of
    $1,934 including interest at 12% until 1998;
    guaranteed by the Company's stockholders              $    30,165
   Finance Company; monthly installments of
    $5,138 including interest at 11% until 1998;
    collateralized by equipment; guaranteed by
    the Company's stockholders                                104,434
                                                          -----------
                                                              134,599
   Less:  Current Maturities                                   73,649

          Long-Term Debt                                  $    60,950
                                                          ===========

   Long-term debt at September 30, 1996 matures as follows:

   Year Ending September 30, 1997                         $    73,649
                             1998                              60,950
4. CAPITAL LEASES
   --------------

   The Company is leasing equipment under capital leases that expire in 1997 and 2001. Equipment held under the capital leases at September 30, 1996 consisted of the following:


   Equipment                                              $   872,000
   Less:  Accumulated Depreciation                             74,667
                                                          -----------

     Equipment Held Under Capital Leases-Net              $   797,333
                                                          ===========


                      (See Independent Auditors' Report.)

                   ACCESSIBLE MRI OF MONTGOMERY COUNTY, INC.
                   NOTES TO FINANCIAL STATEMENTS, CONTINUED



Minimum future lease payments under these leases as of September 30, 1996 are as follows:


Year Ending September 30,  1997                   $  236,068
                           1998                      260,892
                           1999                      260,892
                           2000                      260,892
                           2001                      217,410
                                                 -----------
 Total Minimum Lease Payments                      1,236,154

Less:   Amount Representing Interest                 210,891
                                                 -----------
  Present Value of Net Minimum Lease Payments     $1,025,263
                                                 ===========

Payments are guaranteed by the Company's stockholders.



The Company and its affiliate (Note 7) have an agreement with their primary medical imaging film manufacturer under which 15% discounts on all purchases of the manufacturer's product are credited to an account maintained by the manufacturer on behalf of the Company and its affiliate. The manufacturer makes certain capital lease payments on behalf of the company and its affiliate from the funds credited to this account. Amounts credited to this account are recorded as reductions of medical supplies expense by the Company and its affiliate. During the year ended September 30, 1996, purchase discounts of $29,564 were credited to this account and capital lease payments of $30,757 were charged to the account, $15,221 of which were capital lease payments made on behalf of the Company and $15,536 of which were capital lease payments made on behalf of the affiliate. The balance in the account at September 30, 1996 was $3,816.



                      (See Independent Auditors' Report.)

                   ACCESSIBLE MRI OF MONTGOMERY COUNTY, INC.
                   NOTES TO FINANCIAL STATEMENTS,  CONTINUED


5. COMMITMENTS
   -----------

   The Company is leasing office and storage space in Silver Spring, Maryland under operating leases expiring in the year 2002. The office lease is guaranteed by a stockholder.

   Minimum future rentals under the leases are as follows:

   Year Ending September 30, 1997          $ 66,355
                             1998            66,796
                             1999            68,798
                             2000            70,861
                             2001            72,985
                             2002            51,474
                                           --------
        Total Minimum Future Rentals                  $397,269
                                                      ========

  Rent expense for the year ended September 30, 1996 was $58,599.

  The Company has contracts with various insurance providers under which agreed-upon amounts must be accepted as payment in full for patient services.

  The Company and its affiliate (Note 7) have various contracts for advertising which commit the Company and its affiliate to a minimum of $202,000 in advertising during 1997.

  The Company and its affiliate (Note 7) have employment contracts with two individuals which commit the Company and its affiliate to annual base salaries of $275,000 plus incentive payments based on numbers of patients serviced. The contracts expire in 1997.

  The Company has an employment contract with another individual which commits the Company to an annual base salary of $30,000 plus incentive payments based on numbers of patients serviced. The contract expires in 1997.



                      (See Independent Auditors' Report.)

                   ACCESSIBLE MRI OF MONTGOMERY COUNTY, INC.
                   NOTES TO FINANCIAL STATEMENTS, CONTINUED

6.  RETIREMENT PLAN
    ---------------

    The Company has a 401(k) profit sharing plan covering all employees meeting minimum service and age requirements. The Company matches 50% of the first 6% of participant contributions. Contributions made by the Company for the year ended September 30, 1996 were $4,024.

7.  RELATED PARTY TRANSACTIONS
    --------------------------

    Another magnetic imaging service center which is affiliated with the Company through common ownership provides certain administrative services to the Company. Amounts due from the affiliate result from advances to the affiliate net of reimbursements for services.

    General and administrative expenses include $25,204 in charges for services rendered by the affiliate during the year ended September 30, 1996.

    The Company has guaranteed up to $40,000 of the affiliate's debt to a finance company.

    The Company has leased office space from one of its stockholders for $2,000 per month through March 2002 (Note 5). Rent expense under the lease was $18,000 for the year ended September 30, 1996.

8.  SUPPLEMENTARY CASH FLOW INFORMATION
    -----------------------------------

    Cash payments during the year ended September 30,1996 included interest of $98,313.

    Capital lease obligations of $815,000 were incurred during the year ended September 30, 1996 when the Company entered into an equipment lease.

9.  SUBSEQUENT EVENT
    ----------------

    The Company and its affiliate (Note 7) entered into an agreement to sell substantially all of their assets in May 1997. As consideration for the sale, the Company and its affiliate received $2,828,872 in cash and $1,500,000 in the purchaser's common stock, and the purchaser assumed all debt (Note 3), capital lease obligations (Note 4) and commitments (Note 5) of the Company and its affiliate.



                      (See Independent Auditors' Report.)

                Accessible MRI of Baltimore
                County, Inc.

                ======================================
                September 30, 1996

                   ACCESSIBLE MRI OF BALTIMORE COUNTY, INC.
                             FINANCIAL STATEMENTS
                              SEPTEMBER 30, 1996



                                   CONTENTS
                                   --------

                                                              Page
                                                              ----
Independent Auditors' Report          .  .  .  .  .  .  .       1

 Balance Sheet                        .  .  .  .  .  .  .       2

 Statement of Operations              .  .  .  .  .  .  .       3

 Statement of Accumulated Deficit     .  .  .  .  .  .  .       4

 Statement of Cash Flows              .  .  .  .  .  .  .       5

 Notes to Financial Statements        .  .  .  .  .  .  .  6 - 11

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of Accessible MRI of Baltimore County, Inc.

We have audited the accompanying Balance Sheet of Accessible MRI of Baltimore County, Inc. (an S corporation) as of September 30, 1996, and the related Statements of Operations, Retained Earnings and Cash Flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management as well as evaluating the overall presentation of the financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Accessible MRI of Baltimore County, Inc. as of September 30, 1996 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



/s/ Ellin & Tucker, Chartered
Certified Public Accountants
Baltimore, Maryland
August 6, 1997

                   ACCESSIBLE MRI OF BALTIMORE COUNTY, INC.
                                 BALANCE SHEET
                              September 30, 1996
                                    ASSETS
                                    ------
  CURRENT ASSETS:
  --------------
     Cash and Cash Equivalents                     $   121,619
     Patient Receivables, Net of Allowance
      for Doubtful Accounts of $210,000                408,439
     Due from Stockholders                               9,321
     Other Current Assets                               13,033
                                                    -----------

                Total Current Assets                   552,412
                                                    -----------

  PROPERTY AND EQUIPMENT:
  ----------------------
     Property and Equipment, at Cost, Net
      of Accumulated Depreciation (Notes 2 and 3)      225,041
     Equipment Held Under Capital Leases,
      Net of Accumulated Amortization (Note 4)       1,112,612
                                                    -----------

                Property and Equipment - Net         1,337,653
                                                    -----------


  OTHER ASSETS:
  ------------
     Lease Acquisition Costs, Net of
       Accumulated Amortization of $6,980                7,634
     Deposits                                           52,880
                                                    -----------

                Total Other Assets                      60,514
                                                    -----------

Total Assets                                       $ 1,950,579
                                                    ===========

                     LIABILITIES AND STOCKHOLDERS' EQUITY
                     ------------------------------------

  CURRENT LIABILITIES:
  -------------------
     Accounts Payable and Accrued Expenses         $   188,450
     Current Maturities of Long-Term Debt (Note 3)     106,558
     Current Maturities of Obligations
       Under Capital Leases (Note 4)                   241,852
     Due to Affiliate (Note 7)                          46,204
                                                    -----------

                Total Current Liabilities              583,064

     DEFERRED RENT                                      30,747

     LONG TERM DEBT (Note 3)                           241,318

     OBLIGATIONS UNDER CAPITAL LEASES (Note 4)       1,069,143
                                                    -----------
                Total Liabilities                    1,924,272
                                                    -----------

COMMITMENTS (Note 5)

  STOCKHOLDERS' EQUITY:
  --------------------
     Common Stock; $.01 Par Value, 5,000 Share
      Authorized;
       115 Shares Issued and Outstanding                     1
     Additional Paid-in Capital                         32,409
     Accumulated Deficit                                (6,103)
                                                    -----------

     Total Stockholders' Equity                         26,307
                                                    -----------


Total Liabilities and Stockholders' Equity         $ 1,950,579
                                                    ===========

           (See Independent Auditors' Report and Accompanying Notes)

                   ACCESSIBLE MRI OF BALTIMORE COUNTY, INC.
                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1996


     Patient Service Fees                          $  2,687,928
     LESS:  Adjustments                                 796,022
                                                   -------------

                Net Patient Service Revenue           1,891,906
                                                   -------------

DIRECT EXPENSES:
---------------
     Salaries - Technician                               83,204
     Radiologist Fees                                   145,175
     Medical Supplies                                   120,780
     Laundry and Linen                                    3,212
     Depreciation                                       166,975
     Courier Service                                      1,504
     Nurses' Services                                    14,665
                                                   -------------
       Total Direct Expenses                            535,515
                                                   -------------
                Gross Profit                          1,356,391

GENERAL AND ADMINISTRATIVE EXPENSES                   1,163,365
                                                   -------------
                Income from Operations                  193,026

INTEREST EXPENSE                                        112,028

LOSS ON SALE OF EQUIPMENT                                15,804

OTHER EXPENSE, NET                                       39,220
                                                   -------------

Net Income                                        $      25,974
                                                   =============


           (See Independent Auditors' Report and Accompanying Notes)

                   ACCESSIBLE MRI OF BALTIMORE COUNTY, INC.
                       STATEMENT OF ACCUMULATED DEFICIT
                     FOR THE YEAR ENDED SEPTEMBER 30, 1996


ACCUMULATED DEFICIT  - BEGINNING OF YEAR              $ (32,077)

     Net Income                                          25,974
                                                      ----------

ACCUMULATED DEFICIT  - END OF YEAR                    $  (6,103)
                                                      ==========


           (See Independent Auditors' Report and Accompanying Notes)

                   ACCESSIBLE MRI OF BALTIMORE COUNTY, INC.
                            STATEMENT OF CASH FLOWS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1996

OPERATING ACTIVITIES:
--------------------
     Net income                                           $  25,974
       Adjustments to reconcile net income to
        net cash provided by operating activities:
          Loss on Sale of Equipment                          15,804
          Depreciation and amortization                     187,460
          Increase in Patient Receivables                  (163,952)
          Decrease in Other Current Assets                    5,945
          Decrease in Deposits                              147,566
          Increase in Accounts Payable and Accrued
           Expenses                                          49,403
          Decrease in Deferred Rent                          (4,081)
                                                           ---------

          Net Cash Provided by Operating Activities         264,119
                                                           ---------

INVESTING ACTIVITIES:
--------------------
     Purchases of Equipment                                 (73,501)
     Proceeds from Sale of Equipment                         15,000
                                                           ---------


           Net Cash (Used) in Investing Activities          (58,501)
                                                           ---------

FINANCING ACTIVITIES:
--------------------
     Proceeds from Long-Term Debt                            95,803
     Repayment of Note to Officer                           (50,000)
     Principal Repayments of Long-Term Debt                 (86,701)
     Principal Repayments of Capital Lease Obligations      (80,008)
     Net Repayments of Advance from Affiliate               (24,739)
                                                           ---------

          Net Cash (Used) in Financing Activities          (145,645)
                                                           ---------
          Net Increase (Decrease) in Cash and
           Cash Equivalents                                  59,973

CASH AND CASH EQUIVALENTS - BEGINNING OF YEAR                61,646
                                                           ---------

CASH AND CASH EQUIVALENTS - END OF YEAR                   $ 121,619
                                                           ---------

           (See Independent Auditors' Report and Accompanying Notes)

                   ACCESSIBLE MRI OF BALTIMORE COUNTY, INC.
                         NOTES TO FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    ------------------------------------------

The Company provides magnetic resonance imaging services to patients from the Baltimore metropolitan area. Services are billed to patients or their health insurance providers, and patient receivables are stated at the amounts that the Company expects to collect after applicable adjustments.

Use of Estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents
-------------------------

The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company believes it is not exposed to any significant credit risk on cash and cash equivalents.

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Property and Equipment
----------------------

Property and Equipment are stated at cost. Depreciation is calculated using straight- line and accelerated methods over the estimated useful lives of the related assets. Depreciation expense for the year ended September 30, 1996 was $184,955.




                      (See Independent Auditors' Report)

                   ACCESSIBLE MRI OF BALTIMORE COUNTY, INC.
                   NOTES TO FINANCIAL STATEMENTS, CONTINUED

Advertising
-----------

The Company expenses advertising costs as incurred. The total amount charged to advertising expense during the year ended September 30, 1996 was $270,162.

Amortization
------------

Lease acquisition costs are being amortized using the straight-line method over the terms of the related leases.

Other Expenses
--------------

Other expenses for the year ended September 30, 1996 include $57,500 charged to expense when an equipment deposit was surrendered pursuant to a lease agreement which the Company terminated.

Income Taxes
------------

The Company has elected to be treated as an S corporation for income tax purposes. Consequently, income taxes have not been provided as the tax effects of company activities are included in the individual income tax returns of its stockholders.

2. PROPERTY AND EQUIPMENT
   ----------------------
Property and equipment at September 30, 1996 consisted of the following:

     Leasehold Improvements                            $ 199,756
     Furniture and Fixtures                               37,872
     Office Equipment                                     79,633
                                                        ---------
                                                         317,261
Less: Accumulated Depreciation                            92,220
                                                        ---------

     Property and Equipment - Net                      $ 225,041
                                                        =========


                      (See Independent Auditors' Report)

                   ACCESSIBLE MRI OF BALTIMORE COUNTY, INC.
                   NOTES TO FINANCIAL STATEMENTS, CONTINUED

3.  LONG-TERM DEBT
    --------------
Long-term debt at September 30, 1996 consisted of the following:

     Finance Company; monthly installments of
       $4,899 including interest at 9.9% until 1999;
       collateralized by equipment and patient
       receivables; guaranteed by the Company's
       stockholders; $40,000 guaranteed by the
       Company's affiliate (Note 7)                             $   148,420
     Finance Company; monthly installments of
       $5,300 including interest at 9.9% until 1999;
       collaterized by equipment and patient
       receivables; guaranteed by the Company's
       stockholders                                                 164,482
     Finance Company; monthly installments of $1,154
       including interest at 9.9% until 1999;
       collaterized by equipment; guaranteed by the
       Company's stockholders                                        34,974
                                                                 ----------
                                                                    347,876
     Less: Current Maturities                                       106,558
                                                                 ----------

       Long-Term Debt                                           $   241,318
                                                                 ==========



Long-term debt at September 30, 1996 matures as follows:

Year Ending September 30,   1997             $  106,558
                            1998                117,595
                            1999                123,723



                      (See Independent Auditors' Report)

                   ACCESSIBLE MRI OF BALTIMORE COUNTY, INC.
                   NOTES TO FINANCIAL STATEMENTS, CONTINUED

4. CAPITAL LEASES
   --------------

   The Company is leasing equipment under capital leases that expire in 2000 and 2001. Equipment held under the capital leases at September 30, 1996 consisted of the following:

   Equipment                                                    $ 1,285,900
   Less: Accumulated Depreciation                                   173,288
                                                                -----------

       Equipment Held Under Capital Leases - Net                $ 1,112,612
                                                                ===========


Minimum future lease payments under these leases as of September 30, 1996 are as follows:


Year Ending September 30,       1997                    $  347,862
                                1998                       362,436
                                1999                       362,436
                                2000                       359,865
                                2001                       153,426
                                                        ----------
  Total Minimum Lease Payments                           1,586,025

Less: Amount Representing Interest                         275,030
                                                        ----------
   Present Value of Net Minimum Lease Payments          $1,310,995
                                                        ==========


Payments are guaranteed by the Company's stockholders.

The Company and its affiliate (Note 7) have an agreement with their primary medical imaging film manufacturer under which 15% discounts on all purchases of the manufacturer's product are credited to an account maintained by the manufacturer on behalf of the Company and its affiliate. The manufacturer makes certain capital lease payments on behalf of the Company and its affiliate from the funds credited to this account. Amounts credited to this account are recorded as reductions of medical supplies expense by the Company and its affiliate. During the year ended September 30, 1996, purchase discounts of $29,564 were credited to this account and capital lease payments of $30,757 were charged to the account, $15,536 of which were capital lease payments made on behalf of the Company and $15,221 of which were capital lease payments made on behalf of the affiliate. The balance in the account as of September 30, 1996 was $3,816.

                      (See Independent Auditors' Report)

                   ACCESSIBLE MRI OF BALTIMORE COUNTY, INC.
                   NOTES TO FINANCIAL STATEMENTS, CONTINUED

5.  COMMITMENTS
    -----------

The Company is leasing office and storage space in Towson, Maryland under operating leases expiring in the year 2000. The office lease is guaranteed by a stockholder.

Minimum future rentals under the leases are as follows:


Year ending September 30, 1997                       $  60,588
                          1998                          63,295
                          1999                          66,136
                          2000                          33,805
                                                     ---------
 Total Minimum Future Rentals                        $ 223,824
                                                     =========


Rent expense for the year ended September 30, 1996 was $57,320.

The Company has contracts with various insurance providers under which agreed-upon amounts must be accepted as payment in full for patient services.

The Company and its affiliate (Note 7) have various contracts for advertising which commit the Company and its affiliate to a minimum of $202,000 in advertising during 1997.

The Company and its affiliate (Note 7) have employment contracts with two individuals which commit the Company and its affiliate to annual base salaries of $275,000 plus incentive payments based on numbers of patients serviced. The contracts expire in 1997.

6. PROFIT SHARING PLAN
   -------------------

The Company has a 401(k) profit sharing plan covering all employees meeting minimum service and age requirements. The Company matches 50% of the first 6% of participant contributions. Contributions made by the Company for the year ended September 30, 1996 were $7,048.




                      (See Independent Auditors' Report)

                   ACCESSIBLE MRI OF BALTIMORE COUNTY, INC.
                   NOTES TO FINANCIAL STATEMENTS, CONTINUED

7. RELATED PARTY TRANSACTIONS
   --------------------------

The Company provides certain administrative services to another magnetic imaging service center which is affiliated with the company through common ownership. Amounts due to the affiliate result from advances from the affiliate net of reimbursements due for services provided.

General and Administrative expenses have been reduced by $25,204 during the year ended September 30, 1996 for services charged to the affiliate.

8. SUPPLEMENTARY CASH FLOW INFORMATION
   -----------------------------------

Cash payments during the year ended September 30, 1996 included interest of $112,301.

Capital lease obligations of $1,249,000 were incurred when the Company entered into equipment leases.

9. SUBSEQUENT EVENT
   ----------------

The Company and its affiliate (Note 7) entered into an agreement to sell substantially all of their assets in May 1997. As consideration for the sale, the Company and its affiliate received $2,828,872 in cash and $1,500,000 in the purchaser's common stock, and the purchaser assumed all debt (Note 3), capital lease obligations (Note 4) and commitments (Note 5) of the Company and its affiliate.

                      (See Independent Auditors' Report)

                           FINANCIAL STATEMENTS AND
                             REPORT OF INDEPENDENT
                         CERTIFIED PUBLIC ACCOUNTANTS
                        CAPSTONE MANAGEMENT GROUP, INC.
                               DECEMBER 31, 1996

                        CAPSTONE MANAGEMENT GROUP, INC.

                               DECEMBER 31, 1996



                                    CONTENTS

                                                                Page
                                                                ----


REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS               2

FINANCIAL STATEMENTS

   BALANCE SHEET                                                3 - 4

   STATEMENT OF LOSS AND STOCKHOLDERS' DEFICIT                  5 - 6

   STATEMENT OF CASH FLOWS                                       7

   NOTES TO FINANCIAL STATEMENTS                                8 - 14

Report of Independent Certified Public Accountants


To the Shareholders
Capstone Management Group, Inc.


We have audited the accompanying balance sheet of Capstone Management Group, Inc. as of December 31, 1996, and the related statements of loss and stockholders' deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Capstone Management Group, Inc. as of December 31, 1996 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



                            BACA PIECZKOLON & ASSOCIATES


Trevose, Pennsylvania
August 1, 1997

                        CAPSTONE MANAGEMENT GROUP, INC.
                                 BALANCE SHEET
                               December 31, 1996



                                     ASSETS

CURRENT ASSETS
 Cash                                                   $  508,226
 Accounts receivable (note 3)                            1,201,839
 Due to/from related parties (note 10)                    (223,338)
 Prepaid expenses                                           29,301
                                                        ----------

  Total current assets                                   1,516,028

INVESTMENTS (note 1B and 4)                               (205,364)

PROPERTY AND EQUIPMENT - AT COST

 Computer and office equipment            $   62,832
 Leasehold improvements                      290,000
 Equipment                                 3,619,897
 Furniture and fixtures                       50,145
                                          ----------
                                           4,022,874

  Less accumulated
   depreciation (note 1)                   (304,605)
                                          ----------
                                                         3,718,269

OTHER ASSETS
 Security deposits                            67,437
 Organization costs                           50,988
 Goodwill                                    300,000
 Licenses                                    175,000
                                          ----------
                                             593,425

     Less accumulated
        amortization (note 1)              (  35,747)
                                          ----------
                                                           557,678
                                                        ----------

                                                        $5,586,611
                                                        ==========

The accompanying notes are an integral part of this statement.

                        CAPSTONE MANAGEMENT GROUP, INC.
                                 BALANCE SHEET
                               December 31, 1996


                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

Note payable Corestates Bank (note 7)               $  314,871
Note payable Callowhill
   Open MRI, L.P. (note 6)                              42,847
Accounts payable                                       314,857
Pension payable (note 5)                                44,817
Current maturities of
   Long term debt                                      954,909
                                                    ----------
   Total current liabilities                         1,672,301

LONG TERM DEBT, less current maturities (note 8)     4,854,701

STOCKHOLDERS' DEFICIT

 Capital stock                      $      100
 Retained deficit                    ( 940,491)
                                     ---------
                                                     ( 940,391)
                                                    ----------


                                                    $5,586,611
                                                    ==========



The accompanying notes are an integral part of this statement.

                        CAPSTONE MANAGEMENT GROUP, INC.
                  STATEMENT OF LOSS AND STOCKHOLDERS' DEFICIT
                      For the year ended December 31, 1996

Revenue
   Revenue, net                                        $3,187,709

Salaries and employee benefits
     Salaries                      $1,277,793
     Payroll taxes                    111,781
     Insurance - health                70,224           1,459,798
                                    ---------


General and administrative
     Advertising and promotion         35,944
     Amortization                      35,330
     Automobile                        35,047
     Bank charges                       6,283
     Computer and office equipment     42,403
     Consumable supplies              135,075
     Contributions                        650
     Depreciation                     284,769
     Dues and subscriptions            18,652
     Equipment leases                  20,031
     Insurance - general               62,286
     Legal and accounting             139,618
     Maintenance - building            38,534
     Marketing                         50,351
     Miscellaneous                     15,295
     Office supplies                   51,206
     Office expense                    19,101
     Pension                          191,707
     Postage                           16,805
     Printing                          14,392
     Project fee                       10,500
     Radiology fees                   620,371
     Rent                             127,083
     Service contracts                121,434
     Seminars                          15,293
     Sub-contract - professional       35,417
     Sub-contract - support            22,474
     Telephone                         74,363
     Teleradiology                     19,758
     Travel and entertainment          35,940
     Travel and lodging                85,209
     Utilities                         35,391           2,416,712
                                    ---------          ----------

     Operating loss                                    $( 688,801)



 The accompanying notes are an integral part of this statement.

                        CAPSTONE MANAGEMENT GROUP, INC.
            STATEMENT OF LOSS AND STOCKHOLDERS' DEFICIT - CONTINUED
                      For the year ended December 31, 1996


Other (income) deductions
     Interest income                 $ ( 2,551)
     Interest expense                   208,917
     Equity in net earnings
        of invester
        companies (note 1B and 4)     ( 90,057)  $   116,309
                                      --------    ----------

     Net loss                                       (805,110)

     Retained deficit at January 1, 1996            (135,281)
                                                  ----------

     Retained deficit at December 31, 1996       $  (940,391)
                                                  ==========




The accompanying notes are an integral part of this statement.

                        CAPSTONE MANAGEMENT GROUP, INC.
                            STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

Cash flows from operating activities:

Net Loss                                            $(   805,110)
                                                     -----------

Adjustments to reconcile net
   income to net cash provided
   by operating activities

Depreciation                                             284,769
Amortization                                              35,330
Change in assets and liabilities:
     Increase in accounts receivable                  (1,201,839)
     Decrease in due to from related parties             173,455
     Decrease in prepaid expenses                         51,921
     Decrease in Investments                             152,313
     Decrease in security deposits                       151,480
     Increase in organization costs                      (50,488)
     Increase in Goodwill                              ( 300,000)
     Increase in Licenses                              ( 175,000)
     Increase in accounts payable                        314,857
     Decrease in Pension payable                        ( 10,283)
                                                       ---------

          Total Adjustments                            ( 573,485)
                                                       ---------

     Net cash used by operating activities:           (1,378,595)
                                                       ---------

Cash flows from investing activities:

     Property and equipment acquisitions              (3,988,807)
                                                       ---------
     Net cash used in investing activities            (3,988,807)
                                                       ---------

Cash flows from financing activities:

     Increase in Note Payable - Corestates Bank           162,423
     Decrease in Loan Payable - Constitution Bank         ( 1,608)
     Decrease in Note Payable - Callowhill
       Open MRI, L.P.                                    ( 14,283)
     Increase in Long term debt                         5,695,888
                                                       ----------

     Net cash provided by financing activities          5,842,420
                                                       ----------

     Net increase in cash                                 475,018

Cash - beginning                                           33,208
                                                       ----------
Cash - ending                                         $   508,226
                                                       ==========

The accompanying notes are an integral part of this statement.

                        CAPSTONE MANAGEMENT GROUP, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996


1.   The Company and its significant Accounting policies
     ---------------------------------------------------

     A) The Company - Capstone Management Group, INC. is engaged in installing,
        -----------
maintaining and managing imaging systems used for diagnostic purposes.

     B) Investments - Investments in the companies of Albany Open MRI, L.P.,
        -----------
Bensalem Open MRI, L.P., Callowhill Open MRI, L.P., Haverford Open MRI Associates, L.P., Syracuse Open MRI, L.P., and Dayuton Open MRI LTD. are stated at cost plus equity in undistributed net earnings since dates of investments (note 4).

     C) Property and Equipment - Property and equipment are being depreciated
        ----------------------
for financial accounting purposes using the Cost method over their respective estimated useful lives ranging from three to ten years. Leasehold improvements are being amortized over the shorter of the useful life or the remaining lease term, typically 10 years expenditures for maintenance and repairs are charged to operations.

     D) 401(K) Plan - The company maintains a 401(K) savings plan under which
        -----------
the company matches one-quarter (25%) of employee contributions to purchase plan investments, up to 6% of qualified earnings and subject to Internal Revenue Service limitations.

     E) Pension Plan - The company maintains a Money Purchase Pension Plan under
        ------------
which the company contributes up to 5% of the employees earnings subject to vesting and Internal Revenue Service limitations.

     F) Revenue Recognition - Revenues are recognized on an accrual basis as
        -------------------
earned and consist of (i) net patient service revenue allocated to the company under the terms of the management and sub-lease agreements it maintains with its affiliated physicians associations referred to below (ii) additional management and billing service fees earned by the company for services provided to unconsolidated limited liability corporation and limited partnerships, (iii) equity in earnings (losses) of unconsolidated limited liability corporation and limited partnerships.


2.   Due from affiliated Physician Associations
     ------------------------------------------

     The company has entered into arrangements with Physicians engaging in business as professional associations "Physicians" pursuant to which the company maintains and manages imaging systems operated by the Physicians. The agreements have terms of up to

                        CAPSTONE MANAGEMENT GROUP, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

five years and are renewable at the option of the company. The Physicians' Principal, Dr. James M. Domesek, is the majority shareholder in the company.
The Physicians are under service agreements through U.S. Radiology Associates, P.C., Dr. James M. Domesek is the sole-shareholder of U.S. Radiology. Under the agreements, physicians have agreed to be obligated to contract for radiology services and to sublease each facility. The company is obligated to make necessary leasehold improvements, provide furniture and fixtures, provide center employees, provide radiology equipment and perform certain administrative functions relating to the provisions of technical aspects of the centers for which physicians pay a monthly fee. These fees, net of a contractual allowance based upon physicians ability to pay after physicians have fulfilled their obligations under facility subleases and radiology service contracts as set forth above, constitute the company's revenue, net for overloded sites.

     Certain revenues are subject to audit and retroactive adjustment by third party payers. The company is aware of no pending audits or proposed negative adjustments and no provisions for estimated retroactive adjustments have been provided.

3.   Accounts Receivable
     -------------------

Accounts receivable is comprised of the following:

               Accounts Receivable                 $ 1,733,855
               Less: Allowance for Doubtful
                 Accounts and Contractual
                 Allowances                            532,016
                                                   -----------
                                                   $ 1,201,839
                                                   ===========

     The only significant financial instrument is Accounts Receivable, which is concentrated among third-party medical reimbursement organizations, principally by insurance companies. Approximately 16.16% of the company's imaging revenue was derived from the delivery of services of which the timing of payment is substantially contingent upon the timing of the settlement of pending litigation involving the recipient of services and third parties (letters of protection or LOP type accounts receivable). At December 31, 1996 approximately 19.09% of
gross receivables     represents amounts due from such patients.  By its nature, the realization of a substantial portion of these receivables is expected to extend beyond one year from the date the service was rendered.

                        CAPSTONE MANAGEMENT GROUP, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

     The company considers the aging of its accounts receivable in determining the amount of the allowances for doubtful accounts.

4.   Investments
     -----------

     The Company's investment in the subsequent list of Limited Partnerships and Limited Liability Corporation which are representing various ownership percentages are accounted for using the Equity method.

                                       Ownership
                                       ----------
                                           %
                                          ---
Albany Open MRI, L.P.                       62.5    $( 347,622)
Bensalem Open MRI, L.P.                     51.0       113,681
Callowhill Open MRI, L.P.                   47.6       276,768
Haverford Open MRI Associates, L.P.         30.0        77,914
Syracuse Open MRI, L.P.                     62.5      (188,436)
Dayton Open MRI LTD                         90.0      (137,669)
                                                     ---------
                                                    $( 205,364)
                                                     =========


5.   Pension Plan
     ------------

     The company has a money purchase pension plan covering substantially all of its employees. The contributions are based on and a percentage of the employee's qualifying compensation during the year of employment. The Company's funding policy is to contribute annually the amount necessary to satisfy the Internal Revenue Service's funding standards.

6.   Note Payable - Callowhill Open MRI, L.P.
     ----------------------------------------

     The company has an installment note payable with Callowhill Open MRI, L.P. payable for 60 months starting January 1, 1995. The monthly payment including interest is $1,190 and the remaining balance at December 31, 1996 is $42,847.

                        CAPSTONE MANAGEMENT GROUP, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

7.   Line of Credit
     --------------

     The company has obtained a line of credit with Corestates Bank.   The
Financial arrangement bears interest at one percent (1%) over the Bank's Prime Rate and is to be used for start-up costs of new centers, acquisition of existing centers and practices and general business purposes. The amount of the line of credit is $500,000 of which $314,871 is outstanding at December 31, 1996. The line is secured by corporate assets and a limited personal surety of the Principal shareholder.

8.   Long term debt
     --------------

     Long -term debt consists of:
          Capital leases                 $ 5,809,610

     Less current maturities                 954,909
                                          ----------

                                         $ 4,854,701
                                          ==========

     The capital lease payments are monthly installments with interest payable at various rates. The leases are subject to the provisions of lease agreements (note 9).


9.   Commitments and Contingencies
     -----------------------------

     The company leases its corporate offices and certain centers for proceeds generally ranging from one to seven years with revenues options for additional periods. The leases generally require the company to pay utilities, taxes, insurance and other costs. Rental expenses incurred under such leases were approximately $ 127,083.

     The company has entered into noncancelable lease agreements for certain medical diagnosis equipment, furniture and fixtures, and has capitalized the assets relating to these leases.

     Future minimum payments under leases as of December 31, 1996 are as follows:

                   Capital         Operating
                    Leases          Leases


     1997         $1,674,726        $275,650
     1998          1,674,727         276,288
     1999          1,644,307         288,945

                        CAPSTONE MANAGEMENT GROUP, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

     2000                    $1,585,934  $  289,621
     2001                     1,253,946     121,863
     Thereafter                       -      85,978
                             ----------  ----------

     Total minimum lease
       payments               7,833,640  $1,338,345
                                         ==========
     Amount representing
       interest               2,024,030
                             ----------
     Present value of net
       minimum capital
       lease payments        $5,809,610
                             ==========

10.  Related Party Transactions
     --------------------------

     During the year ended December 31, 1996 the company, in accordance with the related partnership interests realized management and billing and collections fees of $290,000 and
$705,757 respectively.


11.  Government Regulation
     ---------------------

     The health care industry is highly regulated at the federal, state and local levels. Current discussions within the Federal government regarding national health care reform are emphasizing containment of health care costs as well as expansion of the number of eligible parties. The implementation of this reform could have a material effect on the financial results of the company by limiting reimbursement levels, requiring the company to obtain certificates of need in order to expand, limiting the types of contracts which may be entered into with physicians who refer patients, increasing the limitations on referrals by physicians to facilities in which they have an investment or a compensation arrangement and other means.


12.  Liability and Malpractice Insurance
     -----------------------------------

     The nature of the services provided by the Company exposes the Company to greater risks of liability than are posed by other non-medical affiliated businesses. The company maintains public liability and medical malpractice insurance in amounts which it deems adequate to protect against this potential risk. There can be no assurance that the amount of such insurance will be adequate to cover all potential liabilities.

                        CAPSTONE MANAGEMENT GROUP, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996


13.  Litigation
     ----------

     The company is from time to time involved in litigation incidental to the
conduct of its business.  Management and its    counsel believe that such
pending litigations will not have a material adverse effect on the company's results of operations, cash flows, or financial condition.


14.  Income Taxes
     ------------

     Income taxes on net earnings are payable personally by the stockholders pursuant to an election under Subchapter S of the Internal Revenue Code not to have the Corporation taxed as a corporation. Accordingly, no provision has been made for Federal income taxes.


15.  Acquisition - Purchase
     ----------------------

     On August 9, 1996 the Company entered into an Asset Purchase Agreement with James K. Freyne, M.D., a physician licensed to practice medicine, specifically radiology in the State on New Jersey, for approximately $350,000. The acquisition has been included in the accompanying financial statements for the period August 9, 1996 through December 31, 1996. The excess of the total acquisition cost over the fair value of net assets acquired in the amount of $50,000 is being amortized on a straight-line basis over forty years.

     On September 6, 1996 the Company entered into an Asset Purchase Agreement with Diagnostic of Springfield, Inc. who manages the operation of medical diagnostic imaging services at a diagnostic imaging center located at 891 Baltimore Pike, Springfield, Pennsylvania and owns the assets used in the operation of the Center, for approximately $1,850,000. The acquisition has been included in the accompanying financial statements for the period September 6, 1996 through December 31, 1996. The excess of the total acquisition cost over the fair value of net assets acquired in the amount of $250,000 is being amortized on a straight-line basis over forty years.

                        CAPSTONE MANAGEMENT GROUP, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996



16.  Subsequent Event
     ----------------

     On March 19, 1997 the Company announced that it was in negotiations regarding a possible sale of the company to Medical Resources, Inc.. Medical Resources, Inc. provides diagnostic imaging equipment, facilities and management services to physicians through 53 outpatient centers located in New York, New Jersey, Florida, Illinois and California. Subsequently, on May 9, 1997 the Company entered into an Asset Purchase Agreement with Medical Resources, Inc. for approximately $10,000,000. The closing date for this transaction was May 30, 1997 with a retroactive effective date of operations transfer of May 1, 1997.

     On April 4, 1997 the Company entered into an Asset Purchase Agreement with Scott Scheer, M.D. and Hugh Mullin, M.D. who operate a licensed radiology diagnostic facility: Oxford Valley Imaging Center located at 330 Middletown Boulevard Suite 402, Langhorne,
Pennsylvania and own the assets used in the operation of the center, for approximately $200,000.